UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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RLJ Lodging Trust

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2020	RLJ Lodging Trust Notice of Annual Meeting of Shareholders and Proxy Statement
Friday, May 1, 2020 12:00 p.m. Eastern Time
Bethesda Residence Inn 7335 Wisconsin Avenue Bethesda, Maryland 20814

COURTYARD
COURTYARD
Residence Inn
COURTYARD
Champions
SPORTS BAR & RESTAURANT

Portfolio Summary as of December 31, 2019
$145	PRO FORMA RevPAR
31.8%	HOTEL EBITDA MARGIN
$4.4M	EBITDA PER HOTEL
$462M	ADJUSTED EBITDA
103	HOTELS
22,577	ROOMS

Our business is founded on relationships with our investors, the management companies that operate our hotels, the brands and franchisors of each hotel property, and our associates.
To strengthen and maintain these relationships, we treat our partners, associates and shareholders with fairness based on high ethical and business standards.

RLJ Lodging Trust (NYSE: RLJ) is a self-advised, publicly traded real estate investment trust. RLJ primarily owns premium-branded, high-margin, service-focused, and compact full-service hotels.
Geographically diverse and concentrated in major urban areas, our hotels are in dense markets that provide multiple demand generators from business, leisure and other travelers. At the same time, high construction costs and the density of these markets provide significant barriers to entry. We believe our investment strategy presents attractive opportunities to acquire additional hotels with significant upside potential.
Comprised of veteran professionals with extensive industry relationships and asset management experience, our senior leadership team allows us to continue to compete effectively and generate consistent internal growth.
It is our goal to enhance the value of this platform by being open and transparent in our investor communications and by respecting rigorous corporate governance practices.

3 Bethesda Metro Center
Suite 1000
Bethesda, Maryland 20814
MESSAGE FROM OUR CEO, EXECUTIVE CHAIRMAN AND LEAD INDEPENDENT TRUSTEE

DEAR SHAREHOLDERS:
You are cordially invited to attend the 2020 Annual Meeting of Shareholders of RLJ Lodging Trust (the “Annual Meeting”), which will be held at the Bethesda Residence Inn, 7335 Wisconsin Avenue, Bethesda, MD, on Friday, May 1, 2020, at 12:00 noon Eastern Time. However, while we intend to hold the Annual Meeting in person, we are actively monitoring the coronavirus (COVID-19) situation. We are sensitive to the public health and travel concerns our shareholders may have and the protocols that federal, state and local governments may impose. In the event we determine, in our sole discretion, that it is not possible to hold the Annual Meeting in person, we will announce the alternative meeting arrangements, which may include changing the location of the meeting or holding the meeting by means of remote communication (i.e., virtual meeting), as promptly as practicable. You are encouraged to monitor our investor relations website at investor.rljlodgingtrust.com for updated information about the Annual Meeting. Further details about the meeting, proposals and voting are included in the accompanying proxy statement.
Your Board of Trustees is unanimously recommending a highly qualified, experienced, diverse and actively engaged slate of nominees for election to the Board at the Annual Meeting.

Your Board nominees are:
Your Board brings executive and financial leadership, a wide range of complementary skills and backgrounds relevant to the Company’s industry including strategy and commitment to shareholder value and strong gender, racial and ethnic diversity. As a group, the average tenure of the Board’s nominees is approximately six years with four of nine nominees being new to the Board since 2016.
The accompanying Notice of Annual Meeting, the 2020 Proxy Statement, and our 2019 Annual Report to
Shareholders, which includes our audited financial statements, describe matters to be addressed at the Annual Meeting. Your vote is important and your prompt attention to these materials is greatly appreciated. Regardless of whether you plan to attend the annual meeting, we hope you will vote as soon as possible. We encourage you to carefully read the proxy statement.
On behalf of our Board of Trustees and our employees, we thank you for your continued interest in and support of our company. We look forward to seeing you at the Annual Meeting.

Sincerely,

Leslie D. Hale President and Chief Executive Officer	Robert L. Johnson Executive Chairman	Nathaniel A. Davis Lead Independent Trustee
April 1, 2020

NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS | MAY 1, 2020

NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Shareholders of RLJ Lodging Trust will be held:

WHEN
Friday, May 1, 2020 12:00 p.m. Eastern Time
WHERE
Bethesda Residence Inn 7335 Wisconsin Avenue Bethesda, Maryland 20814
RECORD DATE
Shareholders of record at the close of business on Wednesday, March 18, 2020 are entitled to vote

While the Company intends to hold the Annual Meeting in person, the Company is actively monitoring the coronavirus (COVID-19) situation. The Company is sensitive to the public health and travel concerns its shareholders may have and the protocols that federal, state and local governments may impose. In the event we determine, in our sole discretion, that it is not possible to hold the Annual Meeting in person, the Company will announce the alternative meeting arrangements, which may include changing the location of the meeting or holding the meeting by means of remote communication (i.e., virtual meeting), as promptly as practicable. You are encouraged to monitor the Company’s investor relations website at investor.rljlodgingtrust.com for updated information about the Annual Meeting.
Items of Business
The Annual Meeting will be held for the following purposes:
Proposal		Board Recommendation	See page
1	To elect nine trustees, nominated by the Board, named in the proxy statement	FOR EACH TRUSTEE NOMINEE	7

2	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020	FOR	32
3	To approve, on a non-binding advisory basis, the compensation of our named executive officers	FOR	36
	To transact such other business as may properly come before the meeting or any adjournments or postponements of the Annual Meeting
The Board of Trustees has fixed the close of business on Wednesday, March 18, 2020 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.
Accordingly, only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

This notice and the enclosed proxy statement are first being made available to our shareholders on or about Wednesday, April 1, 2020.
Bethesda, Maryland
April 1, 2020
By Order of the Board of Trustees,
Anita Cooke Wells
Corporate Secretary and Senior
Vice President

NOTICE OF 2020 ANNUAL MEETING OF SHARHOLDERS

YOUR VOTE IS VERY IMPORTANT
Please cast your vote as soon as possible on each proposal to ensure your shares are represented at the Annual Meeting. If you attend the meeting, you may withdraw your proxy and vote in person, if you desire.
Even if you plan to attend our Annual Meeting in person, please read this proxy statement carefully and vote as soon as possible using any of the following methods.
Please note, however, that if your shares are held of record by a bank, broker or other nominee and you wish to vote at the meeting, you must obtain a legal proxy issued in your name from that record holder.
You are encouraged to monitor our investor relations website at investor.rljlodgingtrust.com for updated information about the Annual Meeting.
HOW TO VOTE
Have your proxy card in hand and follow the instructions.

BY TELEPHONE Dial toll-free 24/7 1-866-883-3382
BY INTERNET Visit 24/7 www.proxypush.com/rlj
BY MAIL Complete, date and, sign your proxy card and send by mail in the enclosed postage-paid envelope
BY MOBILE DEVICE Scan the QR code
The deadline to vote by phone or electronically is 11:59 p.m. Central Time on April 30, 2020. If you vote by phone or electronically, you do not need to return a proxy card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 1, 2020
This Proxy Statement, our 2019 Annual Report to Shareholders and our Annual Report on Form 10-K for the year ended December 31, 2019 are available at http://www.rljlodgingtrust.com/meeting.html.

PROXY STATEMENT

1	PROXY SUMMARY

7	CORPORATE GOVERNANCE AND BOARD MATTERS
7	Proposal 1—Election of Trustees
8	Board of Trustees
19	Board’s Role and Responsibilities
19	Corporate Governance Profile
20	Corporate Governance Guidelines
21	Code of Business Conduct and Ethics
21	Availability of Corporate Government Materials
22	Board Leadership Structure
23	Board Meetings and Committees
26	Board Overview of Risk Management
27	Shareholder Engagement
28	Corporate Responsibility, Environmental and Sustainability Matters
29	Trustee Compensation
31	Share Ownership Guidelines for Trustees

32	AUDIT COMMITTEE MATTERS
32	Proposal 2—Ratification of the Appointment of Independent Registered Public Accounting Firm
32	Auditor Fees
33	Pre-Approval Policies and Procedures
34	Report of the Audit Committee

35	EXECUTIVE OFFICERS
36	EXECUTIVE COMPENSATION
36	Proposal 3—Non-Binding Advisory Vote to Approve Named Executive Officer Compensation
37	Compensation Discussion and Analysis
52	Compensation Committee Report
53	Compensation Tables and Related Information

63	STOCK OWNERSHIP INFORMATION
63	Security Ownership of Certain Beneficial Owners and Management
64	Certain Relationships and Related Party Transactions

67	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
67	Information Concerning Solicitation and Voting
67	About the Meeting

72	ADDITIONAL INFORMATION
72	Other Matters to Come Before the 2020 Annual Meeting
72	Shareholder Proposals and Nominations for the 2021 Annual Meeting
72	Householding of Proxy Materials

2020 PROXY STATEMENT | i

PROXY SUMMARY

This summary highlights certain information contained in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

RLJ Lodging Trust
2020 Annual Meeting of Shareholders
WHEN
Friday, May 1, 2020 12:00 p.m. Eastern Time
WHERE
Bethesda Residence Inn 7335 Wisconsin Avenue Bethesda, Maryland 20814
RECORD DATE
Shareholders of record at the close of business on Wednesday, March 18, 2020 are entitled to vote

While the Company intends to hold the Annual Meeting in person, the Company is actively monitoring the coronavirus (COVID-19) situation. The Company is sensitive to the public health and travel concerns its shareholders may have and the protocols that federal, state and local governments may impose. In the event we determine, in our sole discretion, that it is not possible to hold the Annual Meeting in person, the Company will announce the alternative meeting arrangements, which may include changing the location of the meeting or holding the meeting by means of remote communication (i.e., virtual meeting), as promptly as practicable. You are encouraged to monitor the Company’s investor relations website at investor.rljlodgingtrust.com for updated information about the Annual Meeting.
Matters to Be Voted on at the Annual Meeting
Proposal		Board Recommendation	See page
1	To elect nine trustees nominated by the Board and named in the proxy statement	FOR EACH TRUSTEE NOMINEE	7
2	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020	FOR	32
3	To approve, on a non-binding advisory basis, the compensation of our named executive officers	FOR	36
	To transact such other business as may properly come before the meeting or any adjournments or postponements of the Annual Meeting
Corporate Governance Highlights
BEST PRACTICES
•
7 of 9 trustees are independent, including all members of our Board Committees

•
Separate Chairman and CEO roles

•
Lead Independent Trustee, with defined duties

•
3 of 9 trustees are women, and 5 of 9 trustees are ethnically diverse

•
Balanced trustee tenure with an average tenure of approximately 6 years

•
Board composition is diverse in age, skills and experiences

•
No staggered board

•
No shareholder rights plan

•
Independent trustees regularly meet without management present

•
Robust Code of Business Conduct and Ethics

•
Annual Board review and self-evaluation

•
Active shareholder engagement and communication

•
Stock ownership requirements for trustees and executive officers

•
Annual election of trustees with a majority voting standard

•
Board responsibility for risk oversight

•
Opted out of the Maryland Unsolicited Takeover Act

•
Engaged an independent compensation consultant

•
Adopted amendments to our Declaration of Trust and bylaws to allow shareholders to amend our bylaws by a majority vote of the outstanding shares entitled to be cast on the matter

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Rigorous compensation governance practices as discussed in the Compensation Discussion and Analysis section

•
Strong commitment to Corporate Social Responsibility and Environmental Stewardship

2020 PROXY STATEMENT | 1

PROXY SUMMARY

Board of Trustees Overview
In evaluating our Board and considering Proposal 1, you are encouraged to review the “Corporate Governance and Board Matters” section of this Proxy Statement below. This section discusses the role of the Board in our strategy, our approach to board refreshment, our commitment to ensuring shareholders have an engaged and responsive Board in place with the right skillsets and diversity, our shareholder engagement practices and our strong, shareholder-friendly corporate governance.
100%
trustee attendance at the 2019 annual meeting of shareholders
100%
meeting attendance by all trustees serving in 2019
					Committee Membership
Trustee and Principal Occupation	Age	Trustee since	Independent	Current Public Company Boards	Audit	Compensation	Nominating and Corporate Governance
Robert L. Johnson Founder and Executive Chairman, The RLJ Companies	73	2011		• KB Home • Elevate Credit
Leslie D. Hale President and Chief Executive Officer, RLJ Lodging Trust	47	2018		• Macy’s
Senator Evan Bayh Senior Advisor, Apollo Global Management	64	2011		• Berry Plastics • Marathon Petroleum • Fifth Third Bank
Arthur R. Collins Managing Partner, theGROUP	60	2016		–
Nathaniel A. Davis Chairman and Chief Executive Officer, K12 Inc.	66	2011	since July 2016	• K12 • UNISYS
Patricia L. Gibson Co-Founder and Chief Executive Officer, Banner Oak Capital Partners	57	2017		–
Robert M. La Forgia Founder, Principal and Chief Executive Officer Apertor Hospitality, LLC	61	2011		–
Robert J. McCarthy Chairman, McCarthy Investments, LLC; Chairman, Hotel Development Partners	66	2018		• Santander Consumer USA Holdings
Glenda G. McNeal President, Enterprise Strategic Partnerships, American Express Company	59	2011		• Nordstrom
Number of Meetings in 2019				Board—4	4	6	4
Committee Chair	Committee Member	Audit Committee financial expert
Executive Chairman	Lead Independent Trustee	Independent Trustee
2 | investor.rljlodgingtrust.com

PROXY SUMMARY

BOARD COMPOSITION AND ATTRIBUTES

GENDER AND ETHNIC DIVERSITY

11%
22%
33%
33%

66%

- **3** women, **2** who are ethnic minorities
- **3** men who are ethnic minorities

INDEPENDENCE (NYSE STANDARDS)

Our Executive Chairman and our President and CEO
2
7
78%
independent

AUDIT COMMITTEE EXPERTISE (SEC)

1
3

25%

1 financial expert on Audit Committee

TRUSTEE AGE

- Average age 61.3 years
- Median age 61 years

40 - 49 YRS	50 - 59 YRS	60 - 69 YRS	70+ YRS
●	● ●	● ● ● ● ●	●
11%	22%	56%	11%

Our Board believes that a fully engaged Board is a strategic asset of the Company, and knowledgeable and fresh viewpoints and perspectives are important for informed decision-making. The Board also believes appropriate tenure can facilitate trustees developing greater institutional knowledge and deeper insight into the Company’s operations across a variety of economic and competitive environments.
Our Board represents a well-balanced mix of long-standing trustees and trustees who have joined in the last several years.

TRUSTEE TENURE

- Average tenure 6.0 years
- Median tenure 9 years

0 - 4 YRS	5 - 9 YRS
44%	56%

BOARD REFRESHMENT

- Over the last four years, **4 new trustees** have joined our Board bringing our board size to **9**

2020 PROXY STATEMENT | 3

PROXY SUMMARY

The following table highlights the deep, diverse mix of skills, qualifications and experience that support value creation and which the Board considered in its selection of each nominee for election to the Board. A particular nominee may possess additional skills, qualifications, expertise and experience even if not expressly indicated below.
Additional information about each trustee is provided in the biographies beginning on page 8.

Experienced leaders capable of overseeing execution and challenging management when necessary
•
Critical skills given industry trends and RLJ’s strategy

•
Experience required to oversee a business of RLJ’s scope

•
Key insights into RLJ’s regulatory environment

2019 Financial Highlights
Our significant activities reflect our commitment to creating long-term shareholder value through enhancing our hotel portfolio’s quality, recycling capital and maintaining a prudent capital structure. During the year ended December 31, 2019, the following significant activities took place:
$724M
in asset sales generated from the disposition of hotel properties, including 47 non-core assets
$1.4B
of debt re-financings resulting in improved borrowing costs and flexibility
$306M
returned to common shareholders through dividends and repurchase of 4.6M common shares
3.1x
ratio of net debt to EBITDA, exceeding our goal of 4.0x or lower
>$1.0B
in investment capacity for brand conversion, ROI projects and share repurchase

4 | investor.rljlodgingtrust.com

PROXY SUMMARY

We executed our capital investment plan for the year, on time and on budget. Additionally, our low-levered balance sheet remains flexible and strong, providing us with ample investment capacity and optionality to pursue strategic capital allocation priorities.

Executive Compensation Highlights

We believe one of the primary goals of executive compensation is to align the interests of our NEOs with those of our shareholders. Specifically, this alignment encourages prudent decision making and allows us to attract and retain the best executive talent. The Compensation Committee has adopted a compensation program designed to link financial and strategic results to executive rewards, recognize favorable shareholder returns, and enhance our competitive position within our segment of the hospitality industry. The Compensation Committee is committed to protecting shareholder interests by using fair and objective evaluation processes for our executives, prioritizing the creation of short-term and long-term shareholder value. Most of each executive’s compensation is tied directly to the achievement of pre-established individual and corporate goals, which we believe helps to ensure the financial interests of our senior executives are aligned with those of our shareholders.

Over the past two years, we received positive shareholder support for our Say-on-Pay vote.
2019 TARGET COMPENSATION
2020 PROXY STATEMENT | 5

PROXY SUMMARY

COMPENSATION PRACTICES AND POLICIES
WHAT WE DO

•
We base a significant portion of our executive officers’ total compensation opportunity on performance; salaries comprise a modest portion of each executive officer’s total compensation opportunity

•
We established a formulaic short-term incentive bonus program based on pre-established individual and corporate performance goals

•
We align our executive officers with our long-term investors by awarding a significant percentage of their equity compensation in the form of multi-year, performance-based equity awards that use relative Total Shareholder Returns as the main metric

•
We enhance executive officer retention with time-based, multi-year vesting equity incentive awards granted for prior-year performance

•
We have a clawback policy

•
We have robust share ownership guidelines for our executives and trustees

•
The Compensation Committee, which is comprised soley of independent trustees, retains an independent compensation consultant, FTI Consulting, Inc.

WHAT WE DON’T DO

•
We do not provide tax gross-up payments to any of our executive officers

•
We do not provide “single-trigger” change in control cash severance payments

•
We do not encourage unnecessary or excessive risk taking as a result of our compensation policies; incentive compensation is not based on a single performance motive

•
We do not guarantee annual salary

•
We do not allow hedging or pledging of our securities

•
We do not offer excessive executive perquisites

6 | investor.rljlodgingtrust.com

CORPORATE GOVERNANCE AND
BOARD MATTERS

Proposal 1—Election of Trustees
Our Board of Trustees is currently composed of nine trustees, all of whom have terms expiring at the 2020 Annual Meeting. In evaluating our Board and considering this Proposal, we encourage you to review the “Corporate Governance and Board Matters” section of this Proxy Statement. This section discusses the role of the Board in our strategy, our approach to Board refreshment, our commitment to ensuring shareholders have an engaged and responsive Board in place with the right skillsets and diversity, our shareholder engagement practices and our strong, shareholder-friendly corporate governance. More information about our nominees is included below.
The nominees, all of whom are currently serving as trustees of the Company, have been recommended by our Board for election or re-election to serve as trustees for one-year terms until the 2021 annual meeting of shareholders and until their successors are elected and qualified. Each nominee has consented to be named in this Proxy Statement and agreed to serve as a trustee if elected by shareholders. Based on its review of the relationships between the trustee nominees and the Company, the Board has affirmatively determined the following trustees are “independent” trustees under the rules of the NYSE and under applicable rules of the Securities and Exchange Commission (the “SEC”): Evan Bayh, Arthur R. Collins, Nathaniel A. Davis, Patricia L. Gibson, Robert M. La Forgia, Robert J. McCarthy and Glenda G. McNeal.
The Board knows of no reason why any nominee would be unable to serve as a trustee. If any nominee is unavailable for election or service, the Board may designate a substitute nominee and the persons designated as proxy holders on the proxy card will vote for the substitute nominee recommended by the Board. Under these circumstances, the Board may also, as permitted by our bylaws, decrease the size of our Board.

Vote Required and Recommendation
Under our bylaws, to be elected in an uncontested election, trustee nominees must receive the affirmative vote of a majority of the votes cast, which means the number of shares voted FOR a trustee nominee must exceed the number of shares voted AGAINST that nominee. For purposes of the election of trustees, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast for or against a nominee’s election and will have no effect on the result of the vote. There is no cumulative voting with respect to the election of trustees.
If an incumbent trustee fails to be re-elected by a majority of votes cast, that trustee is required under our bylaws to tender his or her resignation to the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board is required to act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and its rationale within 90 days after the election results are certified. Our bylaws require the Board to accept any such resignation if the nominee has received more votes against than for his or her election at each of two consecutive annual meetings of shareholders.

Our Board of Trustees unanimously recommends a vote FOR each of the nominees set forth below.
2020 PROXY STATEMENT | 7

CORPORATE GOVERNANCE AND BOARD MATTERS

Board of Trustees
Nominees for Election for a One-Year Term Expiring at the 2021 Annual Meeting
The following table sets forth the name and age of each nominee for trustee, indicating all positions and offices with us currently held by the trustee nominee.
Name	Age(1)	Title
Robert L. Johnson	73	Executive Chairman of the Board of Trustees
Leslie D. Hale	47	President and Chief Executive Officer of the Company
Evan Bayh	64	Trustee
Arthur R. Collins	60	Trustee
Nathaniel A. Davis	66	Lead Independent Trustee
Patricia L. Gibson	57	Trustee
Robert M. La Forgia	61	Trustee
Robert J. McCarthy	66	Trustee
Glenda G. McNeal	59	Trustee
(1)
Age as of March 31, 2020

Set forth below are descriptions of the backgrounds and principal occupations of each of our trustee nominees.
COMMITTEES • None OTHER CURRENT PUBLIC COMPANY BOARDS • KB Home (NYSE: KBH) • Elevate Credit Inc. (NYSE: ELVT)	ROBERT L. JOHNSON	Chairman of the Board since May 2011
FOUNDER AND EXECUTIVE CHAIRMAN, RLJ LODGING TRUST AND THE RLJ COMPANIES LLC Age 73

CAREER HIGHLIGHTS
RLJ Lodging Trust
•
Founder and Executive Chairman (2011 to present)

The RLJ Companies LLC, which owns or holds interests in a diverse portfolio of companies in the banking, private equity, real estate, film production, gaming and automobile dealership industries
•
Founder and Chairman (2000 to present)

RLJ Development, LLC
•
Co-Founder and Chairman (2000)

Black Entertainment Television (BET), acquired by Viacom Inc. in 2001
•
Chief Executive Officer (until 2006)

•
Founder and Chairman (1979-2006)

EDUCATION
•
B.A., University of Illinois

•
Master of Public Administration, Princeton University

KEY SKILLS AND QUALIFICATIONS
Our Board has determined that Mr. Johnson should serve on our Board based on his experience as a successful business leader and entrepreneur, as well as his experience in a number of critical areas, including:
•
Real estate

•
Finance

•
Brand development

•
Multicultural marketing

8 | investor.rljlodgingtrust.com

CORPORATE GOVERNANCE AND BOARD MATTERS

COMMITTEES • None OTHER CURRENT PUBLIC COMPANY BOARDS • Macy’s Inc. (NYSE: M)	LESLIE D. HALE	Trustee since May 2018
PRESIDENT AND CHIEF EXECUTIVE OFFICER, RLJ LODGING TRUST Age 47

CAREER HIGHLIGHTS
RLJ Lodging Trust
•
President and Chief Executive Officer (August 2018 to present)

•
Chief Operating Officer, Chief Financial Officer and Executive Vice President (July 2016-2018)

•
Chief Financial Officer, Executive Vice President and Treasurer (2011-2016)

RLJ Development, LLC
•
Chief Financial Officer and Senior Vice President of Real Estate and Finance (2007-2011)

•
Director of Real Estate and Finance, responsible for the finance, tax, treasury and portfolio management functions, as well as executing all real estate transactions (2005-2007)

General Electric Corp.
•
Various leadership positions, Global Financial Services Division, including as a Vice President in the business development group, GE Commercial Finance, and as an Associate Director, GE Real Estate Strategic Capital Group (2002-2005)

Goldman Sachs & Co.
•
Investment Banker

EDUCATION
•
B.S., Howard University

•
M.B.A., Harvard Business School

Ms. Hale also currently serves as:
•
Member of the Board of Trustees, Howard University

KEY SKILLS AND QUALIFICATIONS
Our Board determined Ms. Hale should serve on our Board based on her:
•
Deep involvement in the operational and financial side of the Company’s business including capital allocation, finance, treasury, real estate and business development

•
Knowledge of real estate and the Company and its strategies and opportunities for creating shareholder value; experience and relationships in the lodging industry

•
Experience with long-term strategic planning, asset management, transactions at asset and corporate levels, acquisitions, dispositions, investments, financing, and operational execution

•
Insights into the evolving retail and consumer environment from her service as a director of Macy’s including her experience as a member of Macy’s audit and finance committees

2020 PROXY STATEMENT | 9

CORPORATE GOVERNANCE AND BOARD MATTERS

COMMITTEES
•
Compensation

•
Nominating and
Corporate

Governance
OTHER CURRENT
PUBLIC COMPANY
BOARDS
•
Berry Plastics
(NYSE: BERY)

•
Marathon
Petroleum (NYSE:
MPC)

•
Fifth Third Bank
(NASDAQ: FITB)

SENATOR EVAN BAYH	Trustee since May 2011
SENIOR ADVISOR, APOLLO GLOBAL MANAGEMENT Age 64 | Independent

CAREER HIGHLIGHTS
Apollo Global Management, a leading global alternative asset management firm
•
Senior Advisor (2010 to present)

Cozen O’Connor, an international law firm
•
Senior Advisor, Cozen O’Connor Public Strategies, an affiliate of the firm (2018-2019)

•
Of Counsel (2018-2019)

McGuireWoods LLC, a global diversified law firm
•
Partner (2010)

United States Senate
•
Senator, representing the state of Indiana (1999 - 2010)

•
Served on six Committees: Banking, Housing and Urban Affairs; Armed Services; Energy and Natural Resources; the Select Committee on Intelligence; Small Business and Entrepreneurship; and the Special Committee on Aging

•
Chaired two subcommittees

CAREER HIGHLIGHTS
United States Government
•
Governor of Indiana (1989 - 1997)

EDUCATION
•
B.A., Business Economics, with honors, Indiana University

•
J.D., University of Virginia

KEY SKILLS AND QUALIFICATIONS
Our Board determined Senator Bayh’s experience as a former United States Senator and former Governor of Indiana adds valuable expertise to our Board, in addition to his:
•
Government and regulatory acumen

•
Breadth of management experience

•
Public company board service

•
Knowledge of and contacts in the lodging business

•
Global business environment

•
Cybersecurity

10 | investor.rljlodgingtrust.com

CORPORATE GOVERNANCE AND BOARD MATTERS

COMMITTEES • Compensation • Nominating and Corporate Governance	ARTHUR R. COLLINS	Trustee since November 2016
FOUNDER AND MANAGING PARTNER, theGROUP Age 60 | Independent

CAREER HIGHLIGHTS
theGROUP, a government relations and public affairs consulting firm
•
Founder and Managing Partner—(1989 to present)

EDUCATION
•
B.A., Accounting and Finance, Florida A&M University

•
Doctor of Humane Letters, Florida A&M University

Mr. Collins currently serves as:
•
Chairman of the Board of Trustees, Morehouse School of Medicine

•
Member of the Board of Trustees, The Brookings Institution

•
Member of the Board of Trustees, Meridian International Center

He has previously served as chairman of the Board of Trustees of Florida A&M University.

KEY SKILLS AND QUALIFICATIONS
Our Board determined Mr. Collins should serve on our Board in view of his:
•
Overall business acumen and experience

•
Knowledge of and contacts in the business environment

•
Expertise in governmental affairs and regulatory matters

Further, our Board believes Mr. Collins’ government relations experience will be helpful in navigating and influencing the current governmental and regulatory landscape.

2020 PROXY STATEMENT | 11

CORPORATE GOVERNANCE AND BOARD MATTERS

COMMITTEES •Compensation • Nominating and Corporate Governance OTHER CURRENT PUBLIC COMPANY BOARDS • K12, Inc. (NYSE:LRN) • UNISYS (NYSE:UIS)	NATHANIEL A. DAVIS	Trustee since May 2011
CHIEF EXECUTIVE OFFICER AND EXECUTIVE CHAIRMAN, K12, INC. Age 66 | Lead Independent Trustee since July 2016

CAREER HIGHLIGHTS
K12, Inc.
•
CEO & Executive Chairman (Current)

RANND Advisory Group, LLC
•
Managing Director (2003 - 2013)

XM Satellite Radio
•
CEO & President (2006 - 2008)

•
Director (1999 - 2008)

Columbia Capital
•
Executive-in-Resident (2003 - 2006)

XO Communications
•
President & COO (2000 - 2003)

•
Director (2000 - 2003)

 EDUCATION
•
B.S., Engineering, Stevens Institute of Technology

•
Master of Science in Computer Science, University of Pennsylvania

•
M.B.A., Wharton School of Business, University of Pennsylvania

KEY SKILLS AND QUALIFICATIONS
Our Board determined Mr. Davis should serve on our Board in view of his:
•
Overall business acumen and experience with venture capital, media and technology

•
Knowledge of business plan and business process management including sales process development

•
Expertise in telecommunications

Our Board also determined that Mr. Davis should serve on our Board based on his extensive financial, operational, executive and entrepreneurial experience. Mr. Davis was promoted to independent leadership of the Board through his status as lead independent trustee.

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CORPORATE GOVERNANCE AND BOARD MATTERS

COMMITTEES • Audit • Nominating & Corporate Governance	PATRICIA L. GIBSON	Trustee since August 2017
CHIEF EXECUTIVE OFFICER, BANNER OAK CAPITAL PARTNERS, LP Age 57 | Independent

CAREER HIGHLIGHTS
Banner Oak Capital Partners, LP
•
Co-Founder & CEO (2016 to present)

Hunt Realty Investments
•
President (2010-2016)

•
Senior Vice President (1997 - 2010)

Senior Financial Positions
•
Archon Group, subsidiary of Goldman Sachs & Co.

•
The Travelers Realty Investment Company

•
Director (2000 - 2003)

Ms. Gibson also is a member of the board of directors of Pacolet Milliken Enterprises, Inc., a private investment company focused on energy and real estate investments and is the former vice-chair of the Industrial and Office Parks Council of the Urban Land Institute. From 2014-2016, she served as the chair of the National Association of Real Estate Investment Managers. Ms. Gibson previously served as a director of FelCor Lodging Trust Incorporated from March 2016 until its merger with a subsidiary of the Company in August 2017.

EDUCATION
•
B.S., Finance, Fairfield University

•
M.B.A., University of Connecticut

•
Certified as a Chartered Financial Analyst

KEY SKILLS AND QUALIFICATIONS
Our Board determined Ms. Gibson should serve on our Board in view of her:
•
Significant financial, real estate, investment and asset management experience

•
Leadership in actively managing real estate platforms and assets

•
Prior experience as a board member of a publicly traded company that owned and operated with hotel company partners a diversified portfolio of hotels

2020 PROXY STATEMENT | 13

CORPORATE GOVERNANCE AND BOARD MATTERS

COMMITTEES •Audit • Nominating & Corporate Governance	ROBERT M. LA FORGIA	Trustee since May 2011
PRINCIPAL AND CHIEF EXECUTIVE OFFICER, APERTOR HOSPITALITY, LLC Age 61 | Independent

CAREER HIGHLIGHTS
Apertor Hospitality, LLC
•
Founder, Principal & CEO (2009 to present)

The Atalon Group
•
Executive Vice President—(2008 - 2010)

Hilton Hotels Corporation (currently Hilton Worldwide Holdings (NYSE: HLT))
•
Chief Financial Officer (2004 - 2008)

•
Senior Vice President & Controller (1996 - 2004)

•
Numerous Management Positions

Mr. La Forgia also serves on the board of advisors of Keystone National Group, a private markets investment management firm specializing in private credit and income-producing real estate with over $1.9 billion invested since its inception in 2006. Mr. La Forgia served on the board of directors of the Park City Community Foundation from 2012-2019.

EDUCATION
•
B.S., Accounting, Providence College

•
M.B.A., Anderson School of Management, University of California, Los Angeles

KEY SKILLS AND QUALIFICATIONS
Our Board determined Mr. La Forgia should serve on our Board in view of his:
•
Significant experience in accounting, finance, real estate, capital markets and hospitality

•
Solid experience in hospitality as evidenced by his 26-year tenure at Hilton Hotels, a publicly held company

•
Valuable experience in board deliberations and oversight specific to the Company’s strategic direction

Our Board also determined that Mr. La Forgia qualifies as an “audit committee financial expert.”

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CORPORATE GOVERNANCE AND BOARD MATTERS

COMMITTEES • Audit • Nominating & Corporate Governance OTHER CURRENT PUBLIC COMPANY BOARDS • Santander Consumer USA (NYSE:SC)	ROBERT J. MCCARTHY	Trustee since February 2018
CHAIRMAN, MCCARTHY INVESTMENTS, LLC AND CHAIRMAN, HOTEL DEVELOPMENT PARTNERS Age 66 | Independent

CAREER HIGHLIGHTS
McCarthy Investments, LLC
•
Chairman (Current)

Hotel Development Partners
•
Chairman (Current)

Marriott International (Retired 2014)
•
Chief Operations Officer

•
Oversight for Global Lodging Services, The Ritz Carlton Hotel Company

•
Reporting responsibility for Marriott’s four continental operating divisions spanning 4,000 hotels across 20 lodging brands

•
Group President of the Americas with oversight of more than 3,000 hotels

In addition to Mr. McCarthy’s public board service, he is a board member at Meeting Play, a technology company serving the hospitality industry.

EDUCATION
•
B.S., Business Administration, Villanova University

•
Mr. McCarthy also serves as a member of the Board of Trustees for Villanova University.

KEY SKILLS AND QUALIFICATIONS
Our Board determined Mr. McCarthy should serve on our Board in view of his:
•
Significant leadership and success in the lodging industry

•
Extensive experience in hotel operations and hotel acquisitions and dispositions

•
Multifaceted operational experience, including oversight of revenue management, sales, marketing, brand management, architecture and construction, and information services

2020 PROXY STATEMENT | 15

CORPORATE GOVERNANCE AND BOARD MATTERS

COMMITTEES • Audit • Nominating & Corporate Governance OTHER CURRENT PUBLIC COMPANY BOARDS • Nordstrom (NYSE:JWN)	GLENDA G. MCNEAL	Trustee since May 2011
PRESIDENT, ENTERPRISE STRATEGIC PARTNERSHIPS, AMERICAN EXPRESS COMPANY Age 59 | Independent

CAREER HIGHLIGHTS
American Express Company (NYSE:AXP)
•
President, Enterprise Strategic Partnerships (1989 to current)

•
Executive Vice President & General Manager, Global Client Group

•
Various executive positions including strategy, business development, client management, payments and marketing

Solomon Brothers, Inc.
•
1987 - 1989

Arthur Andersen, LLP
•
1982 - 1984

In addition, Ms. McNeal serves on the board of directors of American Express Global Business Travel (the company’s joint venture travel management company) and the World Travel & Tourism Council. Her previous board experience includes the United States Steel Corporation and several not-for-profit organizations.

EDUCATION
•
B.A., Accounting, Dillard University

•
M.B.A., Finance, Wharton School of Business, University of Pennsylvania

KEY SKILLS AND QUALIFICATIONS
Our Board determined Ms. McNeal should serve on our Board in view of her:
•
Significant experience in strategic planning, business development, partner management, credit card services, payments, and travel-related businesses

•
Extensive leadership experience in managing and negotiating strategic partnerships and global business relationships

•
Solid operational and public board experience; brings expertise in board deliberations and oversight

Independence of Trustees
NYSE listing standards require NYSE-listed companies to have a majority of independent board members and a nominating/corporate governance committee, compensation committee and audit committee, each comprised solely of independent trustees. Under the NYSE listing standards, no trustee of a company qualifies as “independent” unless the board of trustees of the company affirmatively determines that the trustee has no material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship with such company).
The Board currently has nine trustees, a majority (seven) of whom our Board affirmatively has determined, after broadly considering all relevant facts and circumstances, to be “independent” under the listing standards of the NYSE and under applicable rules of the SEC. The Board affirmatively has determined that each of the following trustees is independent under these standards:
Robert L. Johnson and Leslie D. Hale are not independent as they are executive officers of the Company.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Board Qualifications, Attributes, Skills and Background
TRUSTEE SELECTION PROCESS
For all trustees, we require independence, integrity, personal and professional ethics, business judgment, and the ability and willingness to commit sufficient time to the Board. Our Board considers many factors in evaluating the suitability of individual trustee candidates, including their general understanding of global business, sales and marketing, finance, and other disciplines relevant to the success of a large, publicly traded company; understanding of our business and technology; educational and professional background; personal accomplishments; and national, gender, age and ethnic diversity. The Board is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool from which new trustee candidates are selected.
To further the Company’s goal of ensuring that our Board consists of a diversified group of qualified individuals who function effectively as a group and will drive shareholder value, our Nominating and Corporate Governance Committee seeks trustee candidates that possess a reputation, both personal and professional, consistent with the image and reputation of the Company, as well as a willingness and ability to devote adequate time and resources to perform Board duties diligently.
In addition to our Corporate Governance Guidelines that emphasizes the minimum standards to be used in considering potential trustee candidates, the Nominating and Corporate Governance Committee also has approved a written policy regarding qualification and nomination of trustee candidates. Among other things, the policy sets forth certain additional qualities and skills that, while not a prerequisite for nomination, are considered by the Nominating and Corporate Governance Committee when evaluating a particular trustee candidate. These additional qualities and skills include the following:
•
whether the person possesses specific industry knowledge, expertise or contacts, including in the commercial real estate industry, and familiarity with general issues affecting the Company’s business

•
whether the person, if nominated and elected to the Board, would qualify as an “audit committee financial expert” as such term is defined by the SEC

•
whether the person would qualify as an “independent” trustee under the NYSE’s listing standards and our Corporate Governance Guidelines

•
the importance of continuity of the existing composition of the Board

•
the importance of a diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise

The Nominating and Corporate Governance Committee will seek to identify trustee candidates based on input provided by a number of sources, including:
•
other members of the Nominating and Corporate Governance Committee

•
other members of the Board

•
shareholders of the Company

The Nominating and Corporate Governance Committee also has the authority to consult with or retain advisors or search firms to assist in the identification of qualified trustee candidates, and has engaged a search firm in prior searches; however, we do not currently employ a search firm, or pay a fee to any other third party, to locate qualified trustee candidates.
As part of the candidate identification process, the Nominating and Corporate Governance Committee evaluates the skills, expertise and diversity possessed by the current Board, and whether there are additional skills, expertise or diversity that should be added to complement the composition of the existing Board. The Nominating and Corporate Governance Committee considers whether existing trustees have indicated a willingness to continue to serve as trustees if re-nominated. Once trustee candidates have been identified, the Nominating and Corporate Governance Committee will then evaluate each candidate in light of his or her qualifications and credentials, and any additional factors the Nominating and Corporate Governance Committee deems necessary or appropriate. Existing trustees who are being considered for re-nomination will be re-evaluated as part of the Nominating and Corporate Governance Committee’s process of recommending trustee candidates. All candidates submitted by shareholders will be evaluated in the same manner, provided that advance notice and other requirements set forth in our bylaws have been followed.
After completing the identification and evaluation process described above, the Nominating and Corporate Governance Committee recommends to the Board the nomination of candidates equal to the number of trustee positions to be filled at the Annual Meeting of Shareholders. The Board selects the Board’s trustee nominees for shareholders to consider and vote upon at the shareholders meeting.

2020 PROXY STATEMENT | 17

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Refreshment
Our Board believes a fully engaged Board is a strategic asset of the Company, and that knowledgeable and fresh viewpoints and perspectives are important for informed decision-making. The Board also believes appropriate tenure can facilitate trustees developing greater institutional knowledge and deeper insight into the Company’s operations across a variety of economic and competitive environments.
Prior to Board vacancies, the Board periodically evaluates whether it collectively has the right balance of skills, experience, attributes and diverse viewpoints necessary for it to drive shareholder value. The results of this evaluation help inform the Board of the desirable skills preferred for potential Board nominees and to screen trustee candidates.
As part of planning for Board refreshment and trustee succession, the practice of the Nominating and Corporate Governance Committee has been to periodically consider potential trustee candidates. As a result of this ongoing review, in the last three years the Board has appointed four new trustees.
With the Board’s recommended slate of nine nominees, including four trustees that have joined the Board since 2016, the Board believes it has an appropriately balanced board and will continue to consider opportunities to strengthen the Board’s composition over time. As a group, the average tenure of the nominees for election to the Board is approximately six years.

Board Diversity
Our Corporate Governance Guidelines list the various characteristics the Nominating and Corporate Governance Committee should consider in reviewing candidates for the Board. In addition to relevant business experience, qualifications, attributes, skills and willingness to devote sufficient time to the Board and its committees, our Corporate Governance Guidelines enumerate personal characteristics that should be considered, including reputation, high integrity, ability to exercise sound judgment and an adherence to the highest ethical standards.
In order to ensure the Board benefits from diverse perspectives, our Board and Nominating and Corporate Governance Committee seek qualified nominees from a variety of backgrounds, including candidates of age, gender and ethnic diversity. To that end, 66% of the Company’s trustee nominees contribute to gender/ethnic diversity.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Board Role and Responsibilities
Our Board of Trustees acts as the steward of the Company for the benefit of all shareholders. Our trustees exercise their business judgment in the best interests of the Company and its shareholders consistent with their legal duties. Our trustees also bring to the Board a wealth of business experience and a track record of excellent business judgment in various situations relevant to the Company’s operations. As further discussed below, our Board also prioritizes shareholder engagement and believes hearing and listening to shareholder perspectives firsthand is valuable for both management and the trustees of the Board.
The Board is committed to ensuring our overall business strategy is designed to create long-term value for our shareholders. By playing an active role in formulating, planning and overseeing the implementation of the Company’s strategy, the Board engages in a robust strategic planning process during which key elements of our business and financial plans, strategies and near- and long-term initiatives are developed and reviewed. This process includes a thorough review of the
Company’s overall strategy, opportunities, challenges and capabilities with our senior management team. In addition to business strategy, the Board reviews the Company’s short-term and long-term financial plans, which serve as the basis for the annual operating and capital plans for the upcoming year. The Board evaluates progress made, as well as related challenges and risks, with respect to our strategy and plans throughout the year.
Our Board has been actively engaged in overseeing the execution of the Company’s near-term strategic initiatives to increase shareholder value. These near-term priorities include:
(1)
realizing ongoing operational synergies from the restructured portfolio and harvesting embedded value from the Company’s assets;

(2)
investing capital in the Company’s core assets and attractive growth markets to drive additional market share and growth through select renovations and brand conversions; and

(3)
maintaining a low-levered and flexible balance sheet with a strong liquidity position.

The Board will continue to oversee and support actions to enhance value for all shareholders and be intensely engaged in the Company’s strategic direction and future.

Corporate Governance Profile
We have developed a corporate governance framework designed to ensure our Board has the authority and practices in place to review and evaluate our business operations and to make decisions independent of management. Our goal is to align the interests of trustees, management and shareholders, and comply with or exceed the requirements of the NYSE and applicable laws and regulations. This framework establishes the practices our Board follows with respect to, among other things, Board composition and member selection, Board meetings and involvement of senior management, trustee compensation, CEO performance evaluation, management succession planning and Board committees. The Board is committed to seeking opportunities for improvements on an ongoing basis. On an annual basis, the Board updates our corporate governance framework based on shareholder feedback, results from the annual shareholders meeting, the Board and committees’ self-assessments, governance best practices and regulatory developments.

2020 PROXY STATEMENT | 19

CORPORATE GOVERNANCE AND BOARD MATTERS

Notable features of our corporate governance structure include the following:
CORPORATE GOVERNANCE OVERVIEW
•
Our Board is actively involved in the oversight of strategic and risk management issues

•
Our Board regularly evaluates its own practices and composition

•
Our Board prioritizes shareholder engagement and takes actions to strengthen the Company

•
Lead Independent Trustee

•
No staggered board

•
Annual election of trustees, with a majority voting standard in uncontested elections

•
Plurality voting standard only applies if, as of the record date for an annual meeting, the number of trustee nominees exceeds the number of trustees to be elected

•
7 of our 9 trustees are independent under the listing standards of the NYSE and applicable SEC rules, including all members of our Board Committees

•
Separate Chairman and CEO roles

•
We adopted amendments to our Declaration of Trust and bylaws to allow shareholders to amend our bylaws by a majority vote of the outstanding shares entitled to be cast on the matter

•
We have opted out of all of the Maryland business combination, control share acquisition and unsolicited takeover statutes, and in the future, we cannot opt back in to any of these provisions without shareholder approval

•
No shareholder rights plan

Although we have opted out of the Maryland unsolicited takeover statute, we note that, pursuant to provisions in our Declaration of Trust and bylaws, we currently:
•
require, unless called by the Executive Chairman or Chairman of the Board, Chief Executive Officer, President or a majority of our trustees, the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at a meeting to call a special meeting

•
provide that trustees may only be removed for cause and then only by the affirmative vote of holders of at least two-thirds of the votes entitled to be cast in the election of trustees

•
provide that the number of trustees may be determined by our Board and that our trustees may fill vacancies on our Board; shareholders accordingly do not have the authority to determine the number of trustees on our Board or to fill vacancies on the Board other than vacancies resulting from the removal of a trustee

Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines, which provides a flexible framework within which the Board, assisted by its committees, directs the affairs of the Company. The Corporate Governance Guidelines reflect the Board’s commitment to monitoring the effectiveness of decision-making at the Board and management level and ensuring adherence to good corporate governance principles, all with a goal of enhancing shareholder value over the long term. The Corporate Governance Guidelines address, among other things:
•
the responsibilities and qualifications of trustees, including trustee independence, the responsibilities, composition and functioning of the Board committees, and the appointment and role of the lead trustee

•
principles of trustee compensation

•
review of management succession

Our Corporate Governance Guidelines are subject to annual review by the Nominating and Corporate Governance Committee.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Code of Business Conduct and Ethics
Our Board has adopted and maintains a Code of Business Conduct and Ethics that applies to our officers (including our President and Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer), trustees and employees. Among other matters, our Code of Business Conduct and Ethics is designed to deter wrongdoing and to promote:
•
honest and ethical conduct, including the honest and ethical handling of actual or potential conflicts of interest between personal and professional relationships

•
compliance with applicable governmental laws, rules and regulations

•
full, fair, accurate, timely and understandable disclosure in the reports we file with or submit to the SEC and/or in other public communications

•
fair dealing with our customers, suppliers, consultants, competitors, employees and other persons with whom we interact

•
prompt internal reporting of violations of the Code of Business Conduct and Ethics to appropriate persons

•
accountability for adherence to the Code of Business Conduct and Ethics

Any waiver of, or amendments to, the Code of Business Conduct and Ethics that apply to our executive officers or trustees may be made only by the Nominating and Corporate Governance Committee or another committee of the Board comprised solely of independent trustees or a majority of our independent trustees. Any waivers will be disclosed promptly. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from any provision of the Code of Business Conduct and Ethics applicable to our President and Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer by posting such information on our website at www.rljlodgingtrust.com, under the section, “Investor Relations—Corporate Governance.”

Availability of Corporate Governance Materials
Shareholders may view our corporate governance materials on our website at investor.rljlodgingtrust.com/corporate-governance. These documents are available in print to any shareholder who sends a written request to:
RLJ Lodging Trust Attention: Investor Relations 3 Bethesda Metro Center Suite 1000 Bethesda, Maryland 20814
Information at or connected to our website is not and should not be considered a part of this Proxy Statement.

2020 PROXY STATEMENT | 21

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Leadership Structure
Separate Chairman and Chief Executive Officer Positions
ROBERT L. JOHNSON Founder and Executive Chairman since the formation of the Company in 2011
Both Mr. Johnson and Ms. Hale are executive officers of the Company. The separation of the roles of Chairman and Chief Executive Officer allows Mr. Johnson and Ms. Hale to have leadership roles on the executive management team, which our Board believes is important in light of their:
•
roles with our predecessor entities

•
knowledge of the Company

•
extensive experience and expertise in the lodging and hospitality industry

LESLIE D. HALE Chief Executive Officer and President since August 2018
Our Board continues to believe our current leadership structure, including separate positions of Executive Chairman and Chief Executive Officer, provides an effective leadership model for the Company which benefits from the distinct abilities and experience of both individuals.
The Board also believes having an Executive Chairman is useful as it ensures that our Board leadership retains a close working relationship with management.

Lead Independent Trustee
Our Board believes that its governance structure ensures a strong, independent Board even though the Board does not have an independent Chairman. To strengthen the role of our independent trustees and encourage independent Board leadership, the Board also has established the position of lead independent trustee, which currently is held by Nathaniel A. Davis.
In accordance with our Corporate Governance Guidelines, the responsibilities of the lead independent trustee include, among others:
•
serves as liaison between:

(i)
management, including the President and Chief Executive Officer

(ii)
our other independent trustees

(iii)
interested third parties and the Board

•
presides at executive sessions of the independent trustees

•
serves as the focal point of communication to the Board regarding management plans and initiatives

NATHANIEL A. DAVIS Lead Independent Trustee since July 2016
•
ensures the line between Board oversight and management operations is respected

•
provides the medium for informal dialogue with and between independent trustees, allowing for free and open communication within that group

•
serves as the communication conduit for third parties who wish to communicate with the Board

Our lead independent trustee will be selected on an annual basis by a majority of independent trustees then serving on the Board.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Board Meetings and Committees
Board Meetings
4
Board meetings (including telephonic meetings) held in 2019
100%
attendance at 2019 annual meeting of shareholders by all trustees
100%
Board and applicable committee meeting attendance by all trustees serving in 2019

•
Trustees are expected to attend, in person or by telephone, all Board meetings and meetings of committees on which they serve.

•
Pursuant to our Corporate Governance Guidelines, trustees are expected to attend our Annual Meeting of Shareholders.

Board Committees
The Board has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. All members of the committees described below are “independent” of the Company as that term is defined in the NYSE’s listing standards.

The table below provides membership information for each of the Board committees as of the date of this Proxy Statement:
		Committee Memberships
Trustee	Independent	Audit	Compensation	Nominating and Corporate Governance
Evan Bayh
Arthur R. Collins
Nathaniel A. Davis
Patricia L. Gibson
Robert M. La Forgia
Robert J. McCarthy
Glenda G. McNeal
Meetings in FY 2019*		4	6	4
Attendance at meetings		100%	100%	100%
Committee Chair	Committee Member	Audit Committee financial expert
*
Including telephonic meetings

2020 PROXY STATEMENT | 23

CORPORATE GOVERNANCE AND BOARD MATTERS

MEMBERS
•Robert M. La Forgia
•
Patricia L. Gibson

•
Robert J. McCarthy

•
Glenda G. McNeal

–
Our Board has determined that all
of the members of the Audit
Committee meet the requirements
of independence, experience,
financial literacy and expertise as
determined by our written charter,
the NYSE, the Sarbanes-Oxley
Act of 2002, the Securities
Exchange Act of 1934, as
amended and applicable SEC
rules and regulations.

–
Our Board also has determined
that Mr. La Forgia is an “audit
committee financial expert,” as
defined by the applicable SEC
regulations and NYSE corporate
governance listing standards.

–
Each member has accounting or
related financial management
expertise.

AUDIT COMMITTEE CHARTER
The Audit Committee charter is
available on our website at:
investor.rljlodgingtrust.com/
corporate-governance.
REPORT OF THE AUDIT
COMMITTEE
The Audit Committee Report is on
page 34 of this proxy statement.
AUDIT COMMITTEE	Meetings in FY 2019	4

 ALL MEMBERS ARE INDEPENDENT
PRIMARY RESPONSIBILITIES
The principal functions of our Audit Committee include oversight related to:
•
our accounting and financial reporting processes

•
the integrity of our consolidated financial statements and financial reporting process

•
our systems of disclosure controls and procedures and internal control over financial reporting

•
our compliance with financial, legal and regulatory requirements

•
the review of all related party transactions in accordance with our related party transactions policy

•
the evaluation of the qualifications, independence and performance of our independent registered public accounting firm

•
the performance of our internal audit function

•
our overall risk profile

Our Audit Committee is also responsible for:
•
engaging an independent registered public accounting firm

•
reviewing with the independent registered public accounting firm the plans and results of the audit engagement

•
approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services

•
reviewing the independence of the independent registered public accounting firm

•
considering the range of audit and non-audit fees

•
reviewing the adequacy of our internal accounting controls

Our Audit Committee also prepares the audit committee report required by SEC regulations to be included in our annual Proxy Statement.

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MEMBERS •Nathaniel A. Davis • Evan Bayh • Arthur R. Collins COMPENSATION COMMITTEE CHARTER The Compensation Committee charter is available on our website at: investor.rljlodgingtrust.com/ corporate-governance. COMPENSATION COMMITTEE REPORT The Compensation Committee Report is on page 52 of this proxy statement.	COMPENSATION COMMITTEE	Meetings in FY 2019	6

 ALL MEMBERS ARE INDEPENDENT
PRIMARY RESPONSIBILITIES
The principal functions of our Compensation Committee include:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives, and determining and approving the remuneration of our Chief Executive Officer based on such evaluation

•
reviewing and approving the compensation of other executive officers

•
reviewing our executive compensation policies and plans

•
implementing and administering our incentive and equity-based compensation plans

•
determining the number of restricted share awards to be granted to trustees, executive officers and other employees pursuant to these plans

•
assisting management in complying with our Proxy Statement and annual report disclosure requirements

•
producing a report on executive compensation to be included in our annual Proxy Statement

•
reviewing, evaluating and recommending changes, if appropriate, to the remuneration for trustees

Compensation Committee Interlocks and Insider Participation
The members of the Compensation Committee of the Board of Trustees are Nathaniel A. Davis, Evan Bayh and Arthur R. Collins, each of whom is an independent trustee. None of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Trustees or the Compensation Committee. Accordingly, during 2019 there were no interlocks with other companies within the meaning of the SEC’s proxy rules.

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CORPORATE GOVERNANCE AND BOARD MATTERS

MEMBERS •Evan Bayh • Arthur R. Collins • Nathaniel A. Davis • Patricia Gibson • Robert M. La Forgia • Robert J. McCarthy • Glenda G. McNeal	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE	Meetings in FY 2019	4

 ALL MEMBERS ARE INDEPENDENT
PRIMARY RESPONSIBILITIES
The principal functions of our Nominating and Corporate Governance Committee include:
•
identifying and recommending to the Board qualified trustee candidates for election and recommending nominees for election as trustees at the annual meeting of shareholders

•
implementing and monitoring our Corporate Governance Guidelines

•
reviewing and making recommendations on matters involving the general operation of our Board, including board and committee size and composition

•
recommending to our Board nominees for each committee of our Board

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER The Nominating and Corporate Governance Committee charter is available on our website at: investor.rljlodgingtrust.com/ corporate-governance.
•
facilitating the annual assessment of our Board’s performance as a whole and of the individual trustees as required by applicable law, regulations and the NYSE corporate governance listing standards

•
overseeing the Board’s evaluation of management

Executive Sessions of Non-Management Trustees
In order to promote open discussion among non-management trustees, our Board devotes a portion of each regularly scheduled Board and committee meeting to executive sessions without management participation. This practice is in accordance with our Corporate Governance Guidelines and the NYSE listing standards. In addition, our Corporate Governance Guidelines provide that if the group of non-management trustees includes trustees who are not independent, as defined in the NYSE’s listing standards, at least one such executive session convened per year shall include only independent trustees. The lead independent trustee presides at these sessions.

Communications with the Board
Shareholders and other interested parties may communicate with the Board by sending written correspondence to:
The Corporate Secretary will then direct such correspondence to the lead independent trustee. The lead trustee will decide what action should be taken with respect to the communication, including whether the communication should be reported to the full Board.

Lead Independent Trustee RLJ Lodging Trust c/o Corporate Secretary 3 Bethesda Metro Center Suite 1000 Bethesda, Maryland 20814
Board Oversight of Risk Management
One of our Board’s most important roles is to oversee various risks that we may face from time to time.
The Board and its committees assess whether management has an appropriate framework to manage risks and whether that framework is operating effectively. On a regular basis, the Board and its committees engage with management on risk as part of broad strategic and operational discussions which encompass interrelated risks, as well as on a risk-by-risk basis.
The Board executes its oversight responsibility directly and through its committees, who regularly report back to the Board. Each committee has a charter describing its specific responsibilities, which are summarized below. The Board exercises direct oversight of strategic risks to the Company and other risk areas not delegated to one of its committees. We believe the Board’s leadership structure, supermajority of independent trustees, and allocation of oversight responsibilities to appropriate committees, provides effective board-level risk oversight.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Our Board uses its committees to assist in its risk oversight function as follows:
AUDIT COMMITTEE

Audit Committee responsibilities include, among others:
•
oversight relating to the integrity of our financial statements and financial reporting process

•
compliance with financial, legal and regulatory requirements

•
the performance of our internal audit function

•
our overall risk profile

COMPENSATION COMMITTEEE

Compensation Committee responsibilities include, among others:
•
oversight of risks related to our compensation practices and plans to ensure that such practices and plans

(i)
are designed with an appropriate balance of risk and reward in relation to our overall business strategy

(ii)
do not encourage excessive or unnecessary risk-taking behavior

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Nominating and Corporate Governance Committee responsibilities include, among others:
•
oversight of the general operations of the Board

•
the Company’s compliance with our Corporate Governance Guidelines and applicable laws and regulations, including applicable rules of the NYSE

•
corporate governance-related risk

The Board believes the composition of its committees, and the distribution of the particular expertise of committee members, makes this an appropriate structure to effectively monitor the risks discussed above.
Due to their executive management positions, Mr. Johnson and Ms. Hale frequently communicate with other members of our management and periodically update the Board on the important aspects of the Company’s day-to-day operations. The Board also receives periodic updates from members of senior management regarding financial risks, legal and regulatory developments, and policies and mitigation plans intended to address the related financial and legal risks.

Shareholder Engagement
Our Board is committed to being a responsible and responsive steward of shareholder capital, deeply engaged in the Company’s strategic direction and performance. To that end, building and maintaining long-term relationships with our shareholders is a core goal of the Company, and there is no higher priority than earning and keeping the trust of our shareholders as we build value for the long-term.
Effective corporate governance includes regular constructive conversations with our shareholders to proactively seek shareholder insights and to answer shareholder inquiries. We strive to maintain an active dialogue with shareholders to ensure a diversity of perspectives is thoughtfully considered on issues including strategy, business performance, risk, culture and workplace topics, compensation practices, and a broad range of environmental, social and governance (‘‘ESG’’) issues. Ms. Hale, Sean Mahoney, our CFO, and Nikhil Bhalla, our Treasurer and VP, Finance, engage with shareholders and provide a summary of all relevant feedback to our Board. In 2019, members of management engaged with a cross-section of shareholders. In addition, our Investor Relations group engages with our shareholders throughout the year, frequently along with Ms. Hale and/or Mr. Mahoney. Our lead independent trustee, and other independent trustees as schedules have permitted, have also participated in shareholder meetings in recent years. Both management and the Board believe engaging with our shareholders is a year-round priority, not simply a box to check as we near our Annual Meeting. Our Board and management regularly consider shareholder perspectives and input in making determinations with respect to the Company.
As noted above, each year the Board updates our corporate governance framework based on a number of inputs, including shareholder feedback. To communicate broadly with our shareholders, we also seek to transparently share ESG information relevant to our shareholders through our Investor Relations website, our Annual Report, and this Proxy Statement.

2020 PROXY STATEMENT | 27

CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Responsibility, Environmental and Sustainability Matters
We have long recognized the growing interest of our investors, associates and business partners in environmental, social and governance issues and principles of responsible investing. As such, the Company has a long-standing commitment to our shareholders and communities to operate in an environmentally and socially responsible manner.

Environmental Oversight

We own and operate focused-service hotels and related real estate, generally under the Marriott International, Hilton Hotels, Intercontinental Hotel Group and Hyatt Hotels brands. From an environmental perspective, we are concerned about the impact of the renovation and operation of our hotels on the environment. Over the past year, we have implemented programs to both reduce energy consumption at our hotels. Moving forward, we intend to comprehensively analyze sustainability performance indicators (including energy, water, waste and greenhouse gas emissions) and build upon our initial efforts. We are committed to reducing the prospect of long-term environmental damage and, where economically reasonable, we aggressively seek opportunities to do so. Our efforts include:
•
Energy-efficient lighting

•
Water Conservation

•
Building Energy Management Systems

•
Guest Room Energy Management Systems

•
Upgrades to Building HVAC Systems

Corporate Citizenship

RLJ Lodging Trust takes seriously its responsibility to strengthen the communities in which we operate. We are always focused on adding real value to our community. Our corporate programs are designed to benefit the underserved children and young people of the Washington, D.C. area and those in need, including:
•
The Junior Achievement

•
The Boys and Girls Club

•
Generation Hope (supporting teen parents to obtain college degrees)

•
Don Bosco Cristo Rey (high school student work-study and mentorships); since 2010, we have invested more than $350,000 in the Don Bosco Cristo Rey program

•
Montgomery County (Maryland) Habitat for Humanity (corporate sponsorship and associate participation)

RLJ maintains an updated website devoted to the Company’s ongoing Environmental, Corporate Social Responsibility and Governance Initiatives, which can be accessed at: http://rljlodgingtrust.com/jobpdfs/
EnvirCorpSocialResGovPolicy.pdf.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Trustee Compensation
The members of our Board who are also our employees do not receive additional compensation for their services on the Board. During the fiscal year ended December 31, 2019, annual compensation for non-employee trustees was based on the following schedule:
Board of Trustees Role	Annual Retainer ($)	Annual Share Award ($)
Board Trustee	75,000	110,000
Lead Trustee	30,000
Committee Chairs
• Audit Committee	20,000
• Compensation Committee	20,000
• Nominating and Corporate Governance Committee	15,000
Board Membership
• Audit Committee	10,000
• Compensation Committee	10,000
• Nominating and Corporate Governance	7,500
Each non-employee trustee receives the annual base retainer for his or her services in cash (or, as discussed below, in common shares) in quarterly installments paid in arrears in conjunction with quarterly Board meetings. In addition to the annual retainers, each non-employee trustee will receive an annual equity award of restricted shares with an aggregate value of  $110,000, which will vest ratably on the first four quarterly anniversaries of the date of grant, subject to the trustee’s continued service on our Board. We also reimburse each of our trustees for his or her travel expenses incurred in connection with his or her attendance at full Board and committee meetings.
Our non-employee trustees may elect to receive all or a portion of any annual cash retainer (including cash retainers for service as a chairperson of any committee or for service as lead trustee) in the form of common shares. During 2019, none of the trustees elected to receive their cash retainer in Company common shares.
In addition, each of our non-employee trustees is entitled to receive an annual allowance of  $3,000 for use at the Company’s hotels in each calendar year. If a non-employee trustee does not use the allowance in that calendar year, the allowance is forfeited.
The following table provides information on the compensation of our non-employee trustees for the fiscal year ended December 31, 2019.
Mr. Johnson and Ms. Hale received no separate compensation for their service as trustees of the Company. For information related to the compensation of Mr. Johnson and Ms. Hale, please refer to “Compensation of Executive Officers—Summary Compensation Table.”

Trustee Compensation Table
The following table sets forth the compensation paid to each individual who served as a non-employee member of our Board in 2019.
Non-Employee Trustee	Fees Earned or Paid in Cash ($)	Share Awards(1) ($)	All Other Compensation ($)	Total ($)
Evan Bayh	100,000	109,998(2)	4,692(3)	214,690
Arthur R. Collins	92,500	109,998(2)	4,692(3)	207,190
Nathaniel A. Davis	132,500	109,998(2)	4,692(3)	247,190
Patricia L. Gibson	92,500	109,998(2)	7,045(4)	209,543
Robert M. La Forgia	102,500	109,998(2)	6,497(5)	218,995
Robert McCarthy	91,222	109,998(2)	4,692(3)	205,912
Glenda G. McNeal	92,500	109,998(2)	7,701(6)	210,199
(1)
With respect to each award, the grant date fair value is equal to the market value of the Company’s common shares on the date of the award multiplied by the number of shares awarded.

2020 PROXY STATEMENT | 29

CORPORATE GOVERNANCE AND BOARD MATTERS

(2)
Represents the aggregate 2019 grant date fair value of 5,898 restricted common shares issued to each of our non-employee trustees for service on the Board. The restricted common shares vest ratably on the first four quarterly anniversaries of the date of grant.

(3)
Represents $4,692 in dividends paid on unvested restricted common shares granted to our non-employee trustees.

(4)
Represents $4,692 in dividends paid on unvested restricted common shares granted to our non-employee trustees and (ii) the $2,353 allowance used by Ms. Gibson to stay at the Company’s hotels.

(5)
Represents (i) $4,692 in dividends paid on unvested restricted common shares granted to our non-employee trustees and (ii) the $1,805 allowance used by Mr. La Forgia to stay at the Company’s hotels.

(6)
Represents (i) $4,692 in dividends paid on restricted common shares granted to our non-employee trustees and (ii) the $3,009 allowance used by Ms. McNeal to stay at the Company’s hotels.

Outstanding Share Awards as of December 31, 2019
The following table provides certain information regarding unvested share awards outstanding as of the fiscal year ended December 31, 2019 for each of the trustees included in the Trustee Compensation Table set forth above.
Name	Number of Shares That Have Not Vested (#)	Market Value of Shares That Have Not Vested(1) ($)
Evan Bayh	2,949	52,256
Arthur R. Collins	2,949	52,256
Nathaniel A. Davis	2,949	52,256
Patricia L. Gibson	2,949	52,256
Robert M. La Forgia	2,949	52,256
Robert McCarthy	2,949	52,256
Glenda G. McNeal	2,949	52,256
(1)
Value based on $17.72 per share, which was the closing price of our common shares on the NYSE on December 31, 2019.

Vested Share Awards During 2019
The table below sets forth the number of restricted shares that vested and the value realized upon vesting of such shares for each of the trustees included in the Trustee Compensation Table set forth above.
Name	Number of Shares That Vested During 2019 (#)	Market Value of Shares Realized on Vesting(1) ($)
Evan Bayh	5,546	98,310
Arthur R. Collins	5,546	98,310
Nathaniel A. Davis	5,546	98,310
Patricia L. Gibson	5,546	98,310
Robert M. La Forgia	5,546	98,310
Robert McCarthy	5,546	98,310
Glenda G. McNeal	5,546	98,310
(1)
Represents the value of vested shares calculated by multiplying the number of vested shares by the prior day’s closing price of our common shares on the NYSE on the vesting date or, if the vesting date occurred on a day on which the NYSE was closed for trading, the next trading day.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Share Ownership Guidelines for Trustees
We believe that equity ownership by our trustees and officers ensures alignment of their interests with our shareholder’ interests. To that end, we have adopted formal share ownership guidelines applicable to all of our trustees and officers. On an annual basis, we report ownership status to our Compensation Committee and failure to satisfy the ownership levels, or show sustained progress toward meeting them, may result in payment to both trustees and officers of future compensation in the form of equity rather than cash.
With respect to our trustees, our share ownership guidelines require share ownership by our trustees of three times the annual cash retainer.
Share Ownership Requirements
Non-Employee Trustee	3x annual cash retainer
Trustees must comply with the ownership requirement within five years of becoming a member of the Board and are required to hold shares at this level while serving as a trustee.
With the exception of Robert McCarthy, who was elected to the Board in February 2018, as of December 31, 2019, each of the trustees’ individual holdings of Company shares exceed the applicable multiple set forth in the share ownership guidelines.
For additional information on trustee share ownership, see the table of  “Principal Shareholders” on page 63.

2020 PROXY STATEMENT | 31

AUDIT MATTERS

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee of our Board, which is composed entirely of independent trustees, has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020. After careful consideration of the matter and in recognition of the importance of this matter to our shareholders, the Board has determined that it is in the best interests of the Company and our shareholders to seek the ratification by our shareholders of our Audit Committee’s selection of our independent registered public accounting firm. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Vote Required and Recommendation
The affirmative vote of the holders of a majority of all the votes cast at the Annual Meeting with respect to the matter is necessary for the approval of the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. For purposes of approving Proposal 2, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote. Even if the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm is ratified, the Audit Committee may, in its discretion, change that appointment at any time during the year should it determine such a change would be in our and our shareholders’ best interests. In the event that the appointment of PricewaterhouseCoopers LLP is not ratified, the Audit Committee will consider the appointment of another independent registered public accounting firm but will not be required to appoint a different firm.

Our Board of Trustees unanimously recommends a vote FOR the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2020.

Auditor Fees
Our consolidated financial statements for the year ended December 31, 2019 have been audited by PricewaterhouseCoopers LLP, which served as our independent registered public accounting firm for that year.

The following summarizes the fees billed by PricewaterhouseCoopers LLP for services performed for the years ended December 31, 2019 and 2018:
	Year Ended December 31,
PwC Fees	2019 ($)	2018 ($)
Audit fees(1)	1,827,374	1,870,475
Audit-related fees	—	—
Tax fees(2)	523,648	496,138
All other fees	—	—
Total	2,351,022	2,336,613
(1)
Audit fees for 2019 and 2018 include fees for services rendered for the audit of our consolidated financial statements and the report on the effectiveness of internal control over financial reporting as required by the Sarbanes-Oxley Act, the review of the consolidated financial statements included in our quarterly reports on Form 10-Q, and other services related to SEC matters.

(2)
Tax fees for 2019 and 2018 include fees for preparation of tax returns, general tax consulting and compliance with U.S. federal income tax laws applicable to REITs.

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AUDIT MATTERS

Pre-Approval Policies and Procedures
The Audit Committee’s policy is to review and pre-approve, either pursuant to the Audit Committee’s Audit and Non-Audit Services Pre-Approval Policy or through a separate pre-approval by the Audit Committee, any engagement of the Company’s independent auditor to provide any permitted non-audit service to the Company. The Audit Committee has delegated authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services, for which the estimated cost for such services shall not exceed
$100,000 in the aggregate in any calendar year. The chairperson must report all pre-approval decisions to the Audit Committee at its next scheduled meeting and provide a description of the terms of the engagement. If the Audit Committee reviews and ratifies any engagement that was pre-approved by the chairperson of the Audit Committee, then the fees payable in connection with the engagement will not count against the $100,000 aggregate annual fee limit.

2020 PROXY STATEMENT | 33

AUDIT MATTERS

Report of the Audit Committee

The Audit Committee is currently composed of Messrs. La Forgia and McCarthy and Mses. Gibson and McNeal, with Mr. La Forgia serving as its chairperson. The members of the Audit Committee are appointed by and serve at the discretion of the Board of Trustees.
One of the principal purposes of the Audit Committee is to assist the Board of Trustees in the oversight of the integrity of the Company’s financial statements. The Company’s management team has the primary responsibility for the financial statements and the reporting process, including the system of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2019 with our management.
The Audit Committee also is responsible for assisting the Board of Trustees in the oversight of the qualification, independence and performance of the Company’s independent auditors. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and those matters required to be discussed by the Public Company Accounting Oversight Board Standard No. 16, Communications with Audit Committees.
The Audit Committee has received both the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with PricewaterhouseCoopers LLP its independence. In addition, the Audit Committee has considered whether the provision of non-audit services, and the fees charged for such non-audit services, by PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP from management and the Company.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the Company’s audited financial statements for 2019 be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC.

Respectfully submitted, The Audit Committee of the Board of Trustees Robert M. La Forgia, Chairman Patricia L. Gibson Glenda G. McNeal Robert J. McCarthy

The Audit Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

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EXECUTIVE OFFICERS

The following table sets forth information concerning our executive officers. Ages are as of March 31, 2020. Executive officers are elected annually by our Board and serve at the Board’s discretion.

ROBERT L. JOHNSON
Founder and Executive Chairman of the Board since the formation of the Company in 2011 Age 73
See Mr. Johnson’s biography on page 8 of this proxy statement.

LESLIE D. HALE
President, Chief Executive Officer and Trustee since August 2018 Age 47
See Ms. Hale’s biography on page 9 of this proxy statement.

SEAN M. MAHONEY
Executive Vice President and Chief Financial Officer since August 2018 Age 49

CAREER HIGHLIGHTS
DiamondRock Hospitality Company (NYSE: DRH)
•
Executive Vice President, Chief Financial Officer and Treasurer (2008 - 2018)

•
Senior Vice President, Chief Accounting Officer and Corporate Controller (2004 - 2008)

Ernst & Young LLP
•
Senior Manager

KPMG, LLP
•
Audit Director, Dublin, Ireland practice (2002 - 2003)

Arthur Andersen LLP
•
Auditor (1993 - 2001)

EDUCATION
•
Certified Public Accountant

•
B.S., Accounting, Syracuse University (1993)

2020 PROXY STATEMENT | 35

EXECUTIVE COMPENSATION

Proposal 3—Non-Binding Vote to Approve Named Executive Officer Compensation
We are providing our shareholders an annual opportunity to indicate whether they support our compensation program for our named executive officers as described in this Proxy Statement by voting for or against the resolution set forth below. This vote, which is required by Section 14A of the Exchange Act and is commonly referred to as “Say-On-Pay,” is not intended to address any specific item of compensation, but instead relates to the Compensation Discussion and Analysis, the tabular disclosures regarding named executive officer compensation and the narrative disclosure accompanying the tabular presentation. We believe that it is appropriate to seek the views of shareholders on the design and effectiveness of our executive compensation program. Although the vote on this resolution is advisory in nature and, therefore, will not bind us to take any particular action, our Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by shareholders in their vote and will carefully consider the outcome of the vote when making future compensation decisions for our named executive officers. Our current policy is to provide our shareholders with an opportunity to approve the compensation of our named executive officers each year at the annual meeting of shareholders. It is expected that the next advisory (non-binding) vote to approve executive compensation will be held at the 2021 annual meeting of shareholders.
We believe our executive compensation policies and procedures are centered on pay-for-performance principles and are closely aligned with the long-term interests of our shareholders. As described under the heading “Compensation Discussion and Analysis,” our executive compensation program is designed to attract and retain outstanding executives, to reward them for superior performance and to ensure that compensation provided to them remains competitive. We seek to align the interests of our executives and shareholders by tying a substantial portion of our executives’ total compensation to performance measures that align long-term shareholder value and leadership actions that are expected to position our Company for long-term success.
For the reasons discussed above, we believe our compensation program for our named executive officers is instrumental in helping us achieve our operational and financial goals. Accordingly, we believe that our compensation program should be endorsed by our shareholders, and we are asking our shareholders to vote FOR the following resolution:
“RESOLVED, that the shareholders hereby approve the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables and the related narrative executive compensation disclosure contained in this Proxy Statement.”

Vote Required and Recommendation
The affirmative vote of a majority of the votes cast at the Annual Meeting with respect to the matter is required to endorse (on a non-binding advisory basis) the compensation of the Company’s named executive officers. For purposes of the vote on this proposal, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote.

Our Board of Trustees unanimously recommends a vote FOR the resolution approving on a non-binding advisory basis the compensation of the Company’s named executive officers.
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EXECUTIVE COMPENSATION

Executive Compensation Table of Contents
37	COMPENSATION DISCUSSION AND ANALYSIS
37	I. Introduction
38	II. Executive Summary
38	III. 2019 Business Highlights
39	IV. Executive Compensation Program Highlights
39	V. 2019 Compensation Highlights— Approved Values
41	VI. Status of Outstanding Multi-Year Performance Equity Awards
42	VII. Philosophy and Objectives of Our Compensation Program
44	VIII. Compensation Review Process
45	IX. Components of Executive Officer Compensation
51	X. Company Policies
52	XI. Tax Limits on Executive Compensation
52	COMPENSATION COMMITTEE REPORT

53	COMPENSATION TABLES AND RELATED INFORMATION
53	Summary Compensation Table
55	Grants of Plan-Based Awards
56	Outstanding Equity Awards at Fiscal Year-End December 31, 2019
57	Vested Share Awards in 2019
57	Employment Agreements with Our Named Executive Officers
58	Potential Payments Upon Termination or Change-in-Control
62	Equity Compensation Plan Information
62	CEO Pay Ratio Disclosure

Compensation Discussion and Analysis
I.
Introduction

The Compensation Committee establishes the underlying policies and principles of our compensation program. This Compensation Discussion and Analysis describes our executive compensation program for our named executive officers (the “NEOs”) and explains in detail the process followed to reach its 2019 compensation decisions.

Our NEOs for 2019 are as follows:
Robert L. Johnson	• Executive Chairman
Leslie D. Hale	• President and Chief Executive Officer
Sean M. Mahoney	• Executive Vice President and Chief Financial Officer
2020 PROXY STATEMENT | 37

EXECUTIVE COMPENSATION

II.
Executive Summary

We believe that a primary goal of executive compensation is to align the interests of our NEOs with those of our shareholders in a way that encourages prudent decision making and allows us to attract and retain the best executive talent.
The Compensation Committee adopted a compensation program designed to link financial and strategic results to executive awards, reward favorable shareholder returns and enhance our competitive position within our segment of the hospitality industry. The Compensation Committee is committed to protecting the interests of shareholders by using fair and objective evaluation processes for our executives and prioritizing the creation of short-term and long-term shareholder value. The majority of executive compensation is tied directly to the achievement of pre-established individual and corporate goals. We believe these corporate goals help ensure the financial interests of our senior executives are aligned with those of our shareholders.

III.
2019 Business Highlights

Our significant activities reflect our commitment to creating long-term shareholder value through enhancing the quality of our hotel portfolio, recycling capital and maintaining a prudent capital structure. During the year ended December 31, 2019, the following significant activities took place:

$724M
in asset sales generated by the disposition of hotels, including 47 non-core assets.
$1.4B
of debt re-financings resulting in improved borrowing costs and flexibility,
$306M
returned to shareholders through dividends and repurchase of 4.6M common shares
3.1x
ratio of net debt to EBITDA, exceeding our goal of 4.0x or lower
>$1.0B
in investment capacity for brand conversion, ROI projects and share repurchase

FIVE-YEAR TOTAL SHAREHOLDER RETURN FROM 12/31/14 THROUGH 12/31/19

$200.00
$180.00
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
Dec 31, 2014
Dec 31, 2015
Dec 31, 2016
Dec 31, 2017
Dec 31, 2018
Dec 31, 2019
RLJ Lodging Trust
S&P 500 Index
Dow Jones U.S. REIT Hotels Index

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EXECUTIVE COMPENSATION

IV.
Executive Compensation Program Highlights

Our focus is, and continues to be, to maintain a strong link between NEO compensation and our performance. Highlights of our overall executive compensation program are outlined below:
PAY-FOR-PERFORMANCE ALIGNMENT	We maintain strong pay-for-performance alignment: more than 89% of our Chief Executive Officer’s 2019 approved compensation is variable and subject to our performance.
FORMULAIC ANNUAL CASH BONUSES WITH PRE-DETERMINED GOALS	100% of our Executive Chairman’s and Chief Executive Officer’s, and 90% of our Chief Financial Officer’s, annual cash bonuses are formulaic and are based on the achievement of pre-established corporate performance goals (with only 10% based on individual performance for our Chief Financial Officer). Our cash bonus program employs challenging hurdles and may result in significant fluctuations in payouts aligned with our financial and operating success each year.
EQUITY AWARDS ALIGNED WITH OUR SHAREHOLDERS	The amount of the annual equity award is determined, in part, based on a review of the execution of our strategic business plan and our total shareholder return (“TSR”) performance. Approximately 50% of the value of our NEOs’ equity awards is granted in performance-based shares that vest at the end of three-years subject to achieving rigorous TSR hurdles, including relative TSR at the 85th percentile of hotel REIT peers and absolute TSR of 42% to earn the maximum payout.
V.
2019 Compensation Snapshot–Approved Values

The Compensation Committee, in consultation with its independent compensation consultant, FTI Consulting, Inc. (the “Compensation Consultant”) also reviewed:
•
our operational performance, including the achievement of corporate performance measures in accordance with the cash bonus program

•
total return on both an absolute and relative basis

•
the results of a comprehensive analysis of market-based compensation data, industry trends and best practices

Based on this assessment, our Compensation Committee approved the following 2019 compensation for each of our NEOs. Amounts shown vary from the summary compensation table, which illustrates equity awards in the year of grant and not for the performance year to which those grants relate.

ROBERT. L. JOHNSON	Mr. Johnson received no compensation adjustments for 2019.
	• Base salary	Unchanged in 2019 at $500,000
	• Annual cash bonus structure	100% tied to the achievement of pre-established corporate objectives, with his opportunity remaining flat in 2018 and 2019; his 2019 cash bonus increased modestly (11%) over 2018 due solely to stronger results under the cash bonus plan
	• Year-end 2019 annual equity awards	Increased modestly to reflect the performance of the Company and his contribution to that performance, which awards were allocated 50% to time-based equity awards and 50% to multi-year performance equity awards
2020 PROXY STATEMENT | 39

EXECUTIVE COMPENSATION

LESLIE D. HALE
Ms. Hale was promoted to President and CEO on August 22, 2018. The Compensation Committee approved certain adjustments to her compensation in August 2018 and February 2019 to reflect her new position, including:

	• Base salary	Increased to $840,000
	• Annual cash bonus structure	Established at the time of Ms. Hale’s appointment as President and CEO in 2018 and is consistent with the bonus percentages of prior CEOs. 100% tied to the achievement of pre-established corporate objectives, with the target bonus opportunity of 150% of base salary (with threshold, maximum and outperform payouts equal to 100%, 200% and 250%, respectively). Ms. Hale’s cash bonus increased in 2019 over 2018 due to her increased base salary and stronger results under the cash bonus plan. Her 2018 bonus was also prorated (between service as President and CEO and Chief Operating Officer)
	• Year-end 2019 annual equity awards	Increased to reflect Ms. Hale’s new position and base salary, the performance of the Company and her significant contribution to that performance as CEO; allocated 50% to time-based equity awards and 50% to multi-year performance equity awards
SEAN M. MAHONEY	Mr. Mahoney joined the Company on August 1, 2018 and received no compensation adjustment in 2019.
	• Base salary	Unchanged in 2019 at $525,000
	• Annual cash bonus structure	This bonus structure for Mr. Mahoney was established at the time of his appointment as Chief Financial Officer in August 1, 2018. 90% is tied to the achievement of pre-established corporate objectives and the remaining 10% is tied to individual performance (with threshold, target, maximum and outperform payouts equal to 67%, 100%, 133% and 165%, respectively)
	• Year-end 2019 annual equity awards	Mr. Mahoney was not granted annual equity awards for 2018 performance as he joined the Company on August 1, 2018. His 2019 annual equity awards were established based on the performance of the Company and his contribution to that performance and were allocated 50% to time-based equity awards and 50% to multi-year performance equity awards
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EXECUTIVE COMPENSATION

Name and Principal Position	Performance Year	Salary ($)	Annual Cash Bonus ($)	Annual Time- Based Equity Awards(1)(2) ($)	Target Value of the Multi-Year Performance Equity Awards(1)(3) ($)	Total Approved Value ($)
Robert L. Johnson Executive Chairman	2019	500,000	737,500	700,000	700,000	2,637,500
Leslie D. Hale President and Chief Executive Officer	2019	840,000	1,449,000	2,547,500	2,547,500	7,384,000
Sean M. Mahoney Executive Vice President and Chief Financial Officer	2019	525,000	627,000	700,000	700,000	2,552,000
(1)
These amounts are different from the amounts set forth in the “2019 Summary Compensation Table” due to the reporting requirements under applicable SEC rules relating to the timing of the recognition of equity-based compensation.

(2)
Amounts reflect approved cash value of the awards, which may vary slightly from the grant date value used for accounting purposes.

(3)
Amounts reflect the approved target value of the awards. The grant date fair value of these awards calculated in accordance with FASB ASC Topic 718 based upon the probable outcome of the performance conditions as of the grant date. Given the rigorous hurdles associated with these awards, the accounting values are less than the target values.

VI.
Status of Outstanding Multi-Year Performance Equity Awards

The compensation paid to our NEOs is significantly tied to our relative and absolute TSR performance. Our NEOs’ multi-year performance equity awards are currently tracking below threshold payout levels as of December 31, 2019 and directly align the NEOs’ compensation with our current TSR performance.

Program	Performance Period	Cumulative TSR Performance Requirements	Earning Percentages	Status (as of 12/31/19)
2019 Multi-Year Performance Plan	February 2019 – February 2022	• Absolute TSR between 21% and 42% • Relative TSR between the 35th and 85th percentiles	• Threshold 25% • Maximum 150%	Tracking Below Threshold for Absolute TSR and At Target for Relative TSR
2018 Multi-Year Performance Plan	February 2018 – February 2021	• Absolute TSR between 21% and 42% • Relative TSR between the 50th and 80th percentiles	• Threshold 25% • Maximum 150%	Tracking Below Threshold for both Absolute and Relative TSR
2017 Multi-Year Performance Plan	February 2017 – February 2020	• Absolute TSR between 21% and 42% • Relative TSR between the 50th and 80th percentiles	• Threshold 25% • Maximum 150%	Tracking Below Threshold for both Absolute and Relative TSR
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VII. Philosophy and Objectives of our Compensation Program
We have designed our executive compensation program to achieve the following objectives:
1.
TRANSPARENT AND COMPETITIVE COMPENSATION PROGRAM

In pursuit of our compensation objectives, we have developed a transparent and straightforward performance-based compensation program, which currently consists of four elements:
• Base salary	Base salary is set based on assigned responsibilities and is reviewed periodically against market data
• Annual cash bonus opportunity	Executive officers are eligible to receive annual cash bonuses based upon the achievement of pre-established goals and objectives
• Annual performance equity grants	The Compensation Committee awards annual performance equity grants (i) to ensure alignment with shareholders and (ii) as a retention tool, determined based on an assessment of our overall corporate performance on both an absolute and relative basis to our peers
• Multi-year performance equity grants	The Compensation Committee awards multi-year performance equity grants to ensure alignment with shareholder interests over a multi-year period and as a retention tool, which will only be earned by the recipients if we achieve certain defined relative and/or absolute total shareholder return targets over a prospective performance period
We review the competitive compensation practices for executives of other public hospitality REITs and other public REITs of similar size to us to ensure our compensation program is competitive with the market. In establishing compensation for our executive management team, our Compensation Committee uses its judgment in aligning compensation with its assessment of performance on both an absolute and relative basis as compared to the competitive peer group. Accordingly, in years of superior performance compared to the competitive peer group, our executives may receive total compensation toward the higher end of the market range and in years of lagging performance compared to the competitive peer group, our executives may receive total compensation toward the lower end of the market range.

2.
PROPER INCENTIVES TO ACHIEVE PERFORMANCE OBJECTIVES AND MAXIMIZE LONG-TERM SHAREHOLDER VALUE

Our compensation program is designed to tie a substantial portion of executive total compensation to performance measures that align long-term shareholder value and leadership actions that are expected to position us for long-term success. Accordingly, the vast majority of executive total compensation is delivered through our annual cash bonus program, our multi-year performance equity program and our annual equity award program, and less than 22% of named executive officer total compensation is in the form of a guaranteed base salary.

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2019 TARGET COMPENSATION
We believe our annual cash bonus program encourages our executives to take prudent steps to achieve, and if possible exceed, our annual business plan, which we believe will increase shareholder value over the long-term. We have not guaranteed our executives any minimum cash bonus payments. As a result, in the event of poor individual and/or corporate performance in any year, the executives could receive no cash bonus for that year.
The largest individual component of executive officer total compensation is equity compensation. We believe approximately 50-70% of executive total annual compensation should be in the form of restricted shares or other long-term equity awards for the following reasons:
•
We believe equity awards help (i) ensure that a significant portion of each of our executives’ net worth is tied to the value of our common shares and (ii) align the interests of our executives with those of our shareholders
•
We also believe if we have superior long-term operating performance, our executives, through their equity compensation, will eventually receive above market compensation from dividends and capital appreciation in our common shares; conversely, if we do not perform as well as our competitors, our executives’ compensation will be below market over the long-term

•
We have designed our equity awards to be total shareholder return vehicles, rewarding our executive officers for both share price appreciation and the payment of dividends

3.
APPROPRIATE BALANCE BETWEEN RISK AND REWARD

Our Compensation Committee designed the compensation program to encourage executives to manage the Company prudently for the long-term. The Compensation Committee, in consultation with the Company, reviews the Company’s policies and procedures with respect to risk assessment and risk management on an annual basis. The Compensation Committee believes the structure of our compensation program does not encourage unnecessary or excessive risk taking, as illustrated by the following features of the program:
•
We evaluate performance based on the achievement of a variety of business objectives and goals we believe correlate to the long-term creation of shareholder value and are affected by management decisions

•
We provide a significant portion of each executive’s annual compensation in the form of share-based compensation that allows our executives to build sizable holdings of equity and align an appropriate portion of their personal wealth with our long-term performance; this share-based compensation includes restricted shares, which retain value even in a depressed market and provide executives with a baseline value that reduces the likelihood executives will take excessive risks
•
We structure our annual cash bonus program to provide for payouts once a minimum level of performance has been achieved; some compensation can be earned at levels below full target achievement rather than an “all-or-nothing” approach

•
We consider non-financial and other qualitative performance factors in determining actual compensation payouts

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EXECUTIVE COMPENSATION

4.
ATTRACT AND RETAIN TALENTED EXECUTIVES

We believe the quality of our executive management team has been and continues to be a critical element of the success of our business. We have successfully attracted talented executives with significant experience in the hospitality and real estate industries who are highly motivated to achieve value for our shareholders. In order to continue to draw highly skilled executives, we seek to maintain a competitive compensation program to attract key talent from these and related industries. Our compensation program is also designed to retain our executives and motivate them to sustain a high level of performance over the long-term.

VIII.
Compensation Review Process

ROLE OF THE COMPENSATION COMMITTEE
The Compensation Committee, which consists of three independent trustees, is responsible for overseeing the development and administration of our compensation policies and programs and the review and approval of all aspects of our executive compensation program. Among other duties, the Compensation Committee is responsible for the following:
•
Reviews and approves, on an annual basis, the corporate incentive goals and objectives relevant to the compensation of our Chief Executive Officer and our other executive officers

•
Evaluates the performance of our executive officers considering these goals and objectives

•
Evaluates the competitiveness of each executive officer’s total compensation package

•
Approves any changes to our executives’ total compensation package, including, but not limited to

–
base salary

–
annual and long-term incentive award opportunities

–
payouts and retention programs

The Compensation Committee is supported in its work by our Senior Vice President, Administration and Corporate Secretary, her staff, and an executive compensation consultant, as described below. The Compensation Committee’s charter, which sets out its duties and responsibilities and addresses other matters, can be found on our website at www.rljlodgingtrust.com, under the section, “Investor Relations—Corporate Governance.”

ROLE OF THE CHIEF EXECUTIVE OFFICER
Within the framework of the compensation programs approved by the Compensation Committee and based on management’s review of market competitive positions, each year our Chief Executive Officer recommends the level of base salary increase (if any) and the annual cash bonuses and the annual equity incentive awards for our NEOs (other than the Chairman and the Chief Executive Officer) and other members of the senior management team. These recommendations are based upon our Chief Executive Officer’s assessment of the Company’s overall performance, each executive officer’s individual performance (if applicable) and employee retention considerations. The Compensation Committee reviews our Chief Executive Officer’s recommendations and, in its sole discretion, determines all executive officer compensation.

ROLE OF THE COMPENSATION CONSULTANT
FTI Consulting, Inc. has been retained by the Compensation Committee as its independent, third-party executive compensation consultant. The Compensation Consultant was engaged by and reports directly to the Compensation Committee. Upon the request of the Compensation Committee, a representative of the Compensation Consultant attends meetings of the Compensation Committee and communicates with the chairman of the Compensation Committee between meetings; however, the Compensation Committee makes all decisions regarding the compensation of our executive officers.
A written consulting agreement between the Compensation Committee and the Compensation Consultant outlines various executive compensation services including:
•
advising the Compensation Committee on the principal aspects of our executive compensation program and evolving industry practices

•
presenting information to assist the Compensation Committee in determining the appropriate peer group to be used to evaluate the competitiveness of our compensation program

•
providing market information and analysis regarding the competitiveness of our program design and our award values in relationship to our performance

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EXECUTIVE COMPENSATION

PEER GROUP ANALYSIS
The Compensation Committee relies on compensation information as prepared by the Compensation Consultant to determine the competitive market for our executive officers, including the NEOs. The Compensation Committee uses compensation data compiled from a group of 14 publicly-traded REITs (the “Peer Group”) selected using the following methodology:
•
Companies with a primary investment focus generally on the lodging/resorts sector of the real estate industry

•
Select Maryland-based REITs with whom we compete for talent

•
In terms of size, peer companies should be comparable based on implied market capitalization and/or total enterprise value (approximately 0.5x the size to 2.5x the size, based on total enterprise value, of the Company)

We believe this Peer Group represents the companies with which we currently compete for executive talent and includes our principal business competitors.

For 2019, the Peer Group consisted of the following companies:
In 2019, the Peer Group was modified to add DiamondRock Hospitality Company. Over the past several years, our total enterprise value has decreased due to debt reduction of approximately $678 million, share buybacks totaling approximately $341 million, and a decrease in our share price. As a result, our relative size ranking as compared to the historical peer group resulted in only two peer companies being smaller than the Company. However, to maintain peer group continuity, we are determined to continue to use the same peer group and to add DiamondRock Hospitality Company ($3.1 billion in total enterprise value), which would result in the Company being at the approximate 25th percentile of the Peer Group.
In addition to this Peer Group, due to the limited number of REITs who, like us, separate the positions of Executive Chairman of the Board and Chief Executive Officer, we also have created a select Executive Chairman Peer Group (the “Executive Chairman Peer Group”) for purposes of evaluating the compensation of Mr. Johnson. The Executive Chairman Peer Group consists of 12 equity REITs that have executives that function exclusively as Chairman of the Board and not also as Chief Executive Officer.
To assess the competitiveness of our executive compensation program, we analyze Peer Group and Executive Chairman Peer Group proxy compensation data levels, as well as the mix of our compensation components with respect to fixed versus variable, short-term versus long-term, and cash versus equity-based pay. This information is presented to the Compensation Committee for its review and use. The Compensation Committee generally compares the compensation of each NEO in relation to both the median and the 75th percentile of the applicable peer group for similar positions. In addition, the Compensation Committee also takes into account various factors, such as:
•
our performance within the applicable peer group

•
the scope of responsibilities for each individual executive

•
internal equity considerations

•
any succession and retention considerations

IX.
Components of Executive Officer Compensation

The following summarizes the elements and amounts of our compensation program for our NEOs in 2019. As described under "Executive Compensation—Compensation Tables and Related Information—Employment Agreements with Our Named Executive Offers," in 2019, Mr. Johnson continued to be party to an employment agreement entered into in 2016, and Mr. Mahoney continued to be party to his employment agreement entered into in 2018. In 2019, Ms. Hale continued to be party to an employment agreement entered into 2016, although in February 2020, she subsequently entered into a new employment agreement, as described under “Executive Compensation—Compensation Tables and Related Information—Employment Agreements with Our Named Executive Officers.”

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EXECUTIVE COMPENSATION

ANNUAL BASE SALARY
Base salary is designed to compensate our executive officers at a fixed level of compensation that serves as a retention tool throughout the executive’s career. In determining base salaries, the Compensation Committee considered each executive officer’s role and responsibility, unique skills, future potential with our Company, salary levels for similar positions in our core markets and internal pay equity.

The annual base salaries of our NEOs as of December 31, 2019:
Name	Base Salary ($)
Robert L. Johnson	500,000
Leslie D. Hale	840,000
Sean M. Mahoney	525,000
ANNUAL CASH BONUS
Our NEOs each have an opportunity to earn an annual incentive cash award designed to reward annual corporate performance, and, with respect to Mr. Mahoney, to also encourage and reward individual achievement during the year. The Compensation Committee establishes a target annual incentive cash award opportunity for each of our NEOs following a review of their individual responsibilities, experience, qualifications, individual performance and contributions, as well as an analysis of data from the Peer Group and Executive Chairman Peer Group previously discussed. The targeted annual incentive cash award opportunity and the performance goals set by the Compensation Committee (discussed below) are communicated to the NEOs at the beginning of each year. The Compensation
Committee considers all relevant facts and circumstances when evaluating performance, including changing market conditions and broad corporate strategic initiatives, along with overall responsibilities and contributions, and retains the ability to exercise its judgment and discretion to adjust an award up or down.
2019 BONUS OPPORTUNITY
For 2019, Mr. Johnson’s, and Ms. Hale’s annual incentive cash awards were based solely on corporate performance. Mr. Mahoney’s annual incentive cash award was based 90% on corporate performance, with the remaining 10% based on individual performance.

The Compensation Committee established threshold, target, maximum and outperform annual incentive cash award levels (as a percentage of base salary) for our NEOs as follows:
	2019 Annual Incentive Cash Awards
Name	Threshold	Target	Maximum	Outperform
Robert L. Johnson	75%	125%	175%	225%
Leslie D. Hale	100%	150%	200%	250%
Sean M. Mahoney	67%	100%	133%	165%
2019 PERFORMANCE GOALS
The Compensation Committee adopted the performance goals for the 2019 annual incentive cash award following a review of our annual business plan and budget for the year. These performance metrics included the financial metrics the Company has traditionally used. In addition, in 2019, the Compensation Committee established strategic/operational measures related to the strategic plan presented to investors. The Company’s financial performance metrics are weighted at 80% and the strategic/operational performance metrics were weighted at 20% for purposes of calculating the corporate performance component of cash bonus payouts.

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EXECUTIVE COMPENSATION

The following metrics reflect the annual incentive cash award performance goals and performance results for 2019:
FINANCIAL PERFORMANCE METRICS
Performance Measures	Weighting	Threshold	Target	Maximum	Outperform	Result
Total EBITDA	40.0%	$436 million	$456 million	$471 million	$479 million	$451 million
REVPAR Increase	16.0%	0.0%	1.6%	3.2%	3.8%	0.7%
Net Debt to EBIDTA	12.0%	4.25x	4.00x	3.75x	3.50x	3.26 x
Hotel EBIDTA Margin	12.0%	30.8%	31.8%	32.4%	32.7%	31.8%
Total weighting	80.0%
STRATEGIC/OPERATONAL PERFORMANCE METRICS
Performance Measures	Weighting	Threshold	Target	Maximum	Outperform	Result
Assets Sales	20.0%	$150 million	$250 million	$350 million	$500 million	Over $500 million
Total weighting	20.0%
2019 BONUS AMOUNTS
In determining the actual 2019 incentive cash award for our NEOs, the Compensation Committee considered the Company’s performance. In addition, with respect to Mr. Mahoney, the Compensation Committee also took into consideration his 2019 individual performance, including his leadership of the successful execution of  $1.4 billion in complex debt refinancing and his significant contribution to the disposition of more than $700,000 in assets, the renegotiation of the Wyndham guarantee, and other 2019 Company objectives. It was determined each NEO would receive cash incentive award amounts as follows:
Name	2019 Actual Award ($)	2019 Actual Award (% of Target)
Robert L. Johnson	737,500	118%
Leslie D. Hale	1,449,000	115%
Sean M. Mahoney	627,000	119%
EQUITY AWARDS
We grant equity awards pursuant to our 2015 Equity Incentive Plan. Equity incentive awards are designed to focus our executive officers and other employees on, and reward them for, achieving long-term goals and enhancing shareholder value.
ANNUAL EQUITY AWARDS
In determining annual equity awards, our Compensation Committee takes into account our overall financial performance. The awards made under the 2015 Equity Incentive Plan in 2019 were granted to recognize each individual’s efforts on our behalf in connection with our performance in 2018 and to provide a retention element to their compensation. More detail with respect to the equity awards granted in 2019 is provided in the table under “Compensation of Executive Officers—Grants of Plan-Based Awards.”
As part of our review of 2019 performance in February 2020, we made our annual performance equity grants. The annual performance equity grant represents a time-based restricted share award that is based on a subjective review of our performance, as well as the competitive pay of the Peer Group and the Executive Chairman Peer Group.

The 2019 annual performance equity grants, awarded in 2020, were as follows:
Name	Cash Value of 2020 Award ($)
Robert L. Johnson	700,000
Leslie D. Hale	2,547,500
Sean M. Mahoney	700,000
These restricted share awards will vest on the first four annual anniversaries of the date of grant, subject to the executive’s continued employment. Because these awards for 2019 performance were made in 2020,

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EXECUTIVE COMPENSATION

pursuant to applicable SEC disclosure rules, such awards will be reflected in the Summary Compensation Table and the Grants of Plan-Based Awards Table in our
proxy statement for the 2021 annual meeting of shareholders, which reflects 2020 compensation.

MULTI-YEAR PERFORMANCE EQUITY AWARDS
2020 MULTI-YEAR PERFORMANCE EQUITY AWARDS
The Compensation Committee awarded performance units to each of Messrs. Johnson and Mahoney, and Ms. Hale under the 2020 Multi-Year Performance Plan on February 28, 2020. Performance units awarded pursuant to the 2020 Multi-Year Performance Plan are earned and convert into restricted shares based on the Company’s attainment of absolute and relative Total Shareholder Return (TSR) hurdles. TSR is calculated to include both common share price appreciation and common share dividends paid during the applicable performance periods. The performance units vest over a four-year period, including three years of performance-based vesting (the “measurement period”) plus an additional one year of time-based vesting.
The awards granted pursuant to the 2020 Multi-Year Performance Plan are subject to two separate performance measurements, with 40% of the award (the “2020 Absolute Award”) based solely on the Company’s TSR (the “2020 Absolute TSR Component”) and 60% of the award (the “2020 Relative Award”) measured by our TSR (the “2020 Relative TSR Component”) relative to the peer group (the “2020 Plan Peer Group”) during the entire measurement period. The 2020 Absolute Award may be earned at a range of 25% to 200% of the 2020 Absolute Award if we achieve a TSR over the measurement period ranging from 18% TSR to 42% TSR, as described below. The percentage of the 2020 Absolute Award earned for performance between the threshold and target, and between the target and maximum, levels will be calculated by linear interpolation. For TSR performance below 18%, no portion of the 2020 Absolute Award will be earned.
Actual Three-Year Performance	Percentage of 2020 Absolute Award Earned
Threshold: 18% TSR	25%
Target: 30% TSR	100%
Maximum: 42% TSR	200%
The 2020 Relative Award may be earned at a range of 25% to 200% of the 2020 Relative Award contingent on our achieving TSR over the measurement period at specified percentiles of the peer group ranging from the 35th percentile to the 85th percentile, as described below. The percentage of the 2020 Relative Award that is earned for performance between the threshold and target, and between the target and maximum, levels will be calculated by linear interpolation. If the Company is below the 35th percentile of the 2020 Plan Peer Group at the end of the measurement period, no portion of the 2020 Relative Award will be earned.
Actual Three-Year Performance Compared to Peer Group	Percentage of 2020 Relative Award Earned
Threshold: 35th percentile	25%
Target: 55th percentile	100%
Maximum: 85th percentile	200%

Our Compensation Committee selected the following 15 companies as the 2020 Plan Peer Group against which our performance will be compared over the measurement period, which represent companies from the SNL U.S. REIT Hotel Index, modified to exclude micro-cap REITs:
We intend to make grants of long-term performance units on an annual basis. When the 2020 Absolute Award and 2020 Relative Award are aggregated at the end of the measurement period, our NEOs have the potential to earn the following numbers of restricted shares under the 2020 Multi-Year Performance Plan, based on the Company’s performance level:
	Number of Restricted Shares Based on:
Name	Threshold Performance	Target Performance	Maximum Performance
Robert L. Johnson	13,248	52,990	105,980
Leslie D. Hale	48,212	192,846	385,692
Sean M. Mahoney	13,248	52,990	105,980
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EXECUTIVE COMPENSATION

The restricted shares earned pursuant to the 2020 Absolute Award and 2020 Relative Award will vest 50% at the end of the three-year measurement period, and the remaining 50% will vest one year later. Our NEOs will not be entitled to receive any dividends prior to the date upon which the shares are earned. For any restricted shares issued at the end of the measurement period, our NEOs will be entitled to receive payment of an amount equal to all dividends that would have been paid if such restricted shares had been issued at the beginning of the measurement period.
2019 MULTI-YEAR PERFORMANCE EQUITY AWARDS
The Compensation Committee awarded performance units to each of Messrs. Johnson and Mahoney and
Ms. Hale under the 2019 Multi-Year Performance Plan on February 13, 2019. Performance units awarded pursuant to the 2019 Multi-Year Performance Plan are earned and convert into restricted shares based on our attainment of absolute and relative TSR hurdles. TSR is calculated to include both common share price appreciation and common share dividends paid during the applicable performance periods. The performance units vest over a four-year period, including three years of performance-based vesting (the “measurement period”) plus an additional one year of time-based vesting.

The following multi-year performance equity grants were made in 2019 as follows:
Name	Target Value of 2019 Award ($)
Robert L. Johnson	650,000
Leslie D. Hale	1,825,000
Sean M. Mahoney	600,000
In 2019, the Compensation Committee, together with the Compensation Consultant, conducted an extensive review of performance-based equity compensation program at companies in the Peer Group and within the REIT industry in general. Based on this review, the Compensation Committee determined the overall Multi-Year Performance Plan design included performance targets that were significantly more rigorous than those used at most REITs, and while we continue to believe setting the targets at “outperformance” levels in excess of most companies is appropriate, several modifications to the 2019 Plan were appropriate to ensure the market competitiveness of the program, particularly since we have shifted significantly from time-vested shares to multi-year performance-vested awards over the past several years (from 1/3 performance-vested and 2/3 time-vested in 2014 to current 50/50 allocation).
The awards granted pursuant to the 2019 Multi-Year Performance Plan are subject to two separate performance measurements, with 40% of the award (the “2019 Absolute Award”) based solely on the Company’s TSR (the “2019 Absolute TSR Component”) and 60% of the award (the “2019 Relative Award”) measured by the Company’s TSR (the “2019 Relative TSR Component”) relative to a selected peer group (the “2019 Plan Peer Group”) during the entire measurement period.
2019 Multi-Year Performance Plan Metrics	Weighting
2019 Absolute Award, based on 2019 Absolute TSR Component	40%
2019 Relative Award, based on 2019 Relative TSR Component (relative to the 2019 Plan Peer Group)	60%
Total weighting	100%
The 2019 Absolute Award may be earned at a range of 25% to 200% of the 2019 Absolute Award if we achieve a TSR over the measurement period ranging from 18% TSR to 42% TSR, as described below. The percentage of the 2019 Absolute Award earned for performance between the threshold and target, and between the target and maximum, levels will be calculated by linear interpolation. For TSR performance below 18%, no portion of the 2019 Absolute Award will be earned.
Actual Three-Year Performance	Percentage of 2019 Absolute Award Earned
Threshold: 18% TSR	25%
Target: 30% TSR	100%
Maximum: 42% TSR	200%
The 2019 Relative Award may be earned at a range of 25% to 200% of the 2019 Relative Award contingent on our achieving TSR over the measurement period at specified percentiles of the 2019 Plan Peer Group ranging from the 35th percentile to the 85th percentile, as described below. The percentage of the 2019 Relative Award that is earned for performance between the threshold and target, and between the target and maximum, levels will be calculated by linear interpolation. If the Company is below the 35th percentile of the 2019 Plan Peer Group at the end of the measurement period, no portion of the 2019 Relative Award will be earned.

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EXECUTIVE COMPENSATION

Actual Three-Year Performance Compared to Peer Group	Percentage of 2018 Relative Award Earned
Threshold: 35th percentile	25%
Target: 55th percentile	100%
Actual Three-Year Performance Compared to Peer Group	Percentage of 2018 Relative Award Earned
Maximum: 85th percentile	200%

Our Compensation Committee selected the following 16 companies as the 2019 Plan Peer Group against which our performance was compared over the measurement period, which represented companies from the SNL U.S. REIT Hotel Index, modified to exclude micro-cap REITs:
*
Chesapeake Lodging Trust was acquired by Park Hotels & Resorts Inc. in September 2019.

We intend to make grants of long-term performance units on an annual basis. When the 2019 Absolute Award and 2019 Relative Award are aggregated at the end of the measurement period, our NEOs have the potential to earn the following numbers of restricted shares under the 2019 Multi-Year Performance Plan, based on the Company’s performance level:
	Number of Restricted Shares Based on:
Name	Threshold Performance	Target Performance	Maximum Performance
Robert L. Johnson	8,566	34,264	68,528
Leslie D. Hale	24,051	96,204	192,408
Sean M. Mahoney	7,907	31,628	63,256
The restricted shares earned pursuant to the 2019 Absolute Award and 2019 Relative Award will vest 50% at the end of the three-year measurement period, and the remaining 50% will vest one year later. Our NEOs will not be entitled to receive any dividends prior to the date upon which the shares are earned. For any restricted shares issued at the end of the measurement period, our NEOs will be entitled to receive payment of an amount equal to all dividends that would have been paid if such restricted shares had been issued at the beginning of the measurement period.

2020 Compensation Program Changes
In February 2020, the Compensation Committee approved the following adjustments to the annual cash bonus structure for the Company’s NEOs:
	Annual Cash Bonus Opportunity
Name	Threshold	Target	Maximum	Outperform
Leslie D. Hale (2019)	100%	150%	200%	250%
Leslie D. Hale (2020)	125%	175%	225%	275%
In arriving at its decision to increase the annual cash bonus opportunity for Ms. Hale, the Compensation Committee considered her relative positioning compared to the Peer Group and its overall evaluation of her performance since being promoted to Chief Executive Officer of the Company. The Compensation Committee determined the adjustment above was appropriate as it enables her total target compensation opportunity to be modestly above the median of the Peer Group consistent with the overall success of the Company over the past two years, and her contributions to that success as Chief Executive Officer.
Additionally, the Compensation Committee determined it would also be appropriate to increase the portion of Ms. Hale’s and Mr. Mahoney’s annual cash bonus opportunity that is tied to individual performance, in line with the Company’s Peer Group. For 2020, 15% of Ms. Hale’s annual cash bonus, and 20% of Mr. Mahoney’s annual cash bonus will be tied to individual performance.

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EXECUTIVE COMPENSATION

RETIREMENT SAVINGS OPPORTUNITIES
All full-time employees are able to participate in our 401(k) Retirement Savings Plan (the “401(k) Plan”). We provide the 401(k) Plan to help employees save a portion of their cash compensation for retirement in a tax-efficient manner. Under the 401(k) Plan, employees are eligible to defer a portion of their salary, and we, at our discretion, may make a matching contribution and/or a profit-sharing contribution commencing six months after they begin their employment. For calendar year 2019, we made a matching contribution of up to 4% of each participant’s annual salary, determined by the individual’s contribution and as restricted by the statutory limit.

HEALTH AND WELFARE BENEFITS
We provide to all full-time employees a competitive benefits package, which includes health and welfare benefits, such as medical, dental, short- and long-term disability insurance, and life insurance plans.

X.
Company Policies

SHARE OWNERSHIP GUIDELINES FOR OFFICERS
We believe equity ownership by our trustees and officers help align their interests with shareholder interests. To that end, we have adopted formal share ownership guidelines applicable to all of our trustees and officers. On an annual basis, we report ownership status to our Compensation Committee. Failure to satisfy the ownership levels, or show sustained progress toward meeting them, may result in payment to both trustees and officers of future compensation in the form of equity rather than cash to meet ownership requirements.
With respect to our officers, the guidelines require ownership of our shares, within five years of becoming an executive officer or from promotion to a new executive officer position, with a value equal to the following multiple of his or her base salary.

Executive Officer Title	Share Ownership Requirements
Chief Executive Officer	• • • • •	5x salary
Executive Chairman	• • • • •	5x salary
Chief Investment Officer and Chief Financial Officer	• • •	3x salary
Senior Vice Presidents	• • •	3x salary
Vice Presidents	•	1x salary
Each of the named executive officers’ individual holdings of Company shares exceed the applicable multiple set forth in the share ownership guidelines. For additional information on trustee share ownership, see the table of  “Principal Shareholders” on page 63.
Once these requirements have been met, each executive is required to hold shares at this level as long as they remain in the position.

CLAWBACK POLICY
The Company has in place a clawback policy to ensure that executives are not unduly enriched in the event of a financial restatement. If we are required to restate financial results due to material non-compliance with financial reporting requirements that arise from misconduct, any individual (i) who knowingly engaged in misconduct; (ii) was grossly negligent in engaging in misconduct; (iii) knowingly failed to prevent such misconduct; or (iv) was grossly negligent in failing to prevent such misconduct, is required to reimburse the Company for payments received for any award earned or accrued in the twelve (12) month period after the incorrect financial report was filed with the SEC. In addition, in the case of any restatement of financial results, the Compensation Committee has the authority to:
•
review cash and equity awards paid or awarded to executive officers during the restatement period and, if the award would have been lower based on the restatement, then

•
to determine if an incremental portion of the award should be reimbursed to the Company by the executive officer

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NO HEDGING IN OR PLEDGING OF COMPANY SHARES
Our insider trading policy prohibits our trustees and employees, including our named executive officers, from engaging in the following transactions:
•
trading in call or put options involving our securities and other derivative securities

•
engaging in short sales of our securities

•
holding our securities in a margin account

•
pledging our securities to secure margins or other loans

XI.
Tax Limits on Executive Compensation

Under Section 162(m) of the Internal Revenue Code, we may not receive a federal income tax deduction for compensation paid to our chief executive officer, our chief financial officer, our three other most highly compensated executive officers and certain former executive officers to the extent any of such persons receives more than $1 million in compensation from us in any one year. Prior to December 2017, compensation that qualified as “performance-based compensation” or fell under certain other specified exceptions under Section 162(m) was exempt from such $1 million deduction limitation. The Tax Cuts and Jobs Act enacted in December 2017 eliminated the Section 162(m) performance-based compensation exemption prospectively and made other changes to Section 162(m), but with a transition rule that preserves the performance-based compensation exemption for certain items of compensation paid pursuant to a written binding contract that was in effect as of November 2, 2017 that is not materially modified.
Generally, we, like many UPREITs, have taken the position that Section 162(m) does not apply to payments to our executive officers from our operating partnership, based on private letter rulings issued by the IRS to several
UPREITs. On December 16, 2019, the IRS issued proposed regulations under Section 162(m), which includes a provision that could cause Section 162(m) to apply to our distributable share of payments to our executive officers from our operating partnership. As a result of the proposed regulations, we are currently evaluating arrangements under which our executive officers are compensated to determine the impact of these proposed regulations on our compensation arrangements and our resulting REIT taxable income (and required distributions to shareholders).
To maintain flexibility in compensating officers in a manner designed to promote varying corporate goals, our Compensation Committee has not adopted a policy that all compensation must be deductible on our federal income tax returns. Instead, although our Compensation Committee will be mindful of the limits imposed by Section 162(m), even if it is determined that Section 162(m) applies or may apply to certain compensation packages, the Compensation Committee reserves the right to structure compensation packages and awards in a manner that may exceed the limitation on the deduction imposed by Section 162(m).

Compensation Committee Report

The Compensation Committee of our Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board (and the Board has approved) that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Respectfully submitted, The Compensation Committee of the Board of Trustees Nathaniel A. Davis, Chairman Senator Evan Bayh Arthur R. Collins

The Compensation Committee Report does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

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Compensation Tables and Related Information
The following tables contain certain compensation information for each NEO. Our NEOs for 2019 consisted of the following people:
Robert L. Johnson	• Executive Chairman
Leslie D. Hale
•
President and Chief Executive Officer (since August 22, 2018)

•
Chief Operating Officer and Executive Vice President (through August 22, 2018)

•
Chief Financial Officer (through August 1, 2018)

Sean M. Mahoney	• Executive Vice President and Chief Financial Officer (since August 1, 2018)
Summary Compensation Table
The following table sets forth a summary of all compensation earned, awarded or paid to our NEOs in the fiscal years ended December 31, 2019, 2018 and 2017.
Name and Principal Position	Year	Salary(1) ($)	Share Awards(2) ($)	Non-Share Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Robert L. Johnson Executive Chairman	2019	500,000	1,306,510	737,500	—	2,544,010
	2018	500,000	1,080,948	664,448	—	2,245,396
	2017	500,000	1,341,207	649,307	—	2,490,514
Leslie D. Hale President and Chief Executive Officer	2019	840,000	3,668,279	1,449,000	45,102	6,002,381
	2018	641,666	1,870,894	1,110,028	46,563	3,669,151
	2017	575,000	1,978,592	743,908	49,700	3,347,200
Sean M. Mahoney Executive Vice President and Chief Financial Officer	2019	525,000	857,516	627,000	41,430	2,050,946
	2018	218,750	1,999,994	244,496	7,928	2,471,168
(1)
For 2019: Increases in annual base salary for each NEO are effective on March 1 of each year, provided such increases are approved by the Compensation Committee. As of March 1, 2019, neither Mr. Johnson nor Mr. Mahoney received a base salary increase. Ms. Hale received a base salary increase effective March 1, 2019 and the base salaries as of that date for each of Mr. Johnson, Ms. Hale and Mr. Mahoney was as follows:

Mr. Johnson $500,000	Ms. Hale $840,000	Mr. Mahoney $525,000
For 2018: As of March 1, 2018, neither Mr. Johnson nor Ms. Hale received a base salary increase and the base salaries for each of Mr. Johnson and Ms. Hale were as follows:

Mr. Johnson $500,000	Ms. Hale $575,000
In August 2018, the Company’s President, Chief Executive Officer and Chief Investment Officer retired from his position. Upon his retirement, Ms. Hale was promoted to President and Chief Executive Officer and her compensation was adjusted from $575,000 to $775,000. Ms. Hale’s 2018 base salary is equal to the sum of her pro-rated base salaries for her time pre- and post-promotion to Chief Executive Officer.
For 2017: In August 2016, Ms. Hale was promoted to Chief Operating Officer and her compensation was adjusted at that time. In November 2016, Mr. Johnson received a base salary adjustment as compensation for additional responsibilities he assumed as Executive Chairman as a result of the resignation of the Company’s former President and Chief Executive Officer. As a result of these 2016 salary adjustments, neither Mr. Johnson nor Ms. Hale received an increase in salary adjustment in 2017 and the annual base salary for each of Mr. Johnson and Ms. Hale was as follows:

Mr. Johnson $500,000	Ms. Hale $575,000
(2)
For 2019: Represents the aggregate grant date fair value of the restricted common shares granted to the executive on February 13, 2019 and performance units granted to the executive on February 13, 2019, calculated in accordance with FASB ASC Topic 718. For the grant dates and vesting conditions of the restricted common shares granted pursuant to the retention awards, see “Grants of Plan-Based Awards.” The restricted common shares vest ratably on each of the first 4 annual anniversaries of the date of grant. The performance units may be settled in restricted common shares if the Company achieves certain performance over a three-year performance period. See “Compensation Discussion and Analysis—Components of Executive

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Officer Compensation—Equity Awards—Multi-Year Performance Equity Awards—2019 Multi-Year Performance Equity Awards.” The grant date fair values of the performance units, based upon the probable outcome of the performance conditions as of the grant date, are as follows:

Mr. Johnson $650,000	Ms. Hale $1,825,000	Mr. Mahoney $600,000
Assuming the highest performance conditions are met with respect to the performance units, the value of the performance units, based on a closing price of  $18.97 per common share on February 13, 2019, would be as follows:

Mr. Johnson $1,299,976	Ms. Hale $3,649,980	Mr. Mahoney $1,199,966
For 2018: Represents the aggregate grant date fair value of the restricted common shares granted to the executive on February 22, 2018 and performance units granted to the executive on February 22, 2018, calculated in accordance with FASB ASC Topic 718. The restricted common shares vest ratably on each of the first 16 quarterly anniversaries of the date of grant. The performance units may be settled in restricted common shares if the Company achieves certain performance over a three-year performance period. The grant date fair values of the performance units, based upon the probable outcome of the performance conditions as of the grant date, are as follows:

Mr. Johnson $650,000	Ms. Hale $1,125,000
Assuming the highest performance conditions are met with respect to the performance units, the value of the performance units, based on a closing price of  $21.10 per common share on February 22, 2018, would be as follows:

Mr. Johnson $974,978	Ms. Hale $1,687,485
For 2017: Represents the aggregate grant date fair value of the restricted common shares granted to the executive on February 15, 2017, the restricted common shares granted pursuant to the executive pursuant to a retention award and performance units granted to the executive on February 17, 2017, calculated in accordance with FASB ASC Topic 718. The restricted common shares granted on February 15, 2017 vest ratably on each of the first 16 quarterly anniversaries of the date of grant. The performance units may be settled in restricted common shares if the Company achieves certain performance over a three-year performance period. The grant date fair values of the performance units, based upon the probable outcome of the performance conditions as of the grant date, are as follows:

Mr. Johnson $541,212	Ms. Hale $778,600
Assuming the highest performance conditions are met with respect to the performance units, the value of the performance units, based on a closing price of  $23.31 per common share on February 17, 2017, would be as follows:

Mr. Johnson $1,266,899	Ms. Hale $1,824,008
(3)
Represents the annual cash performance bonus for each NEO for the relevant year.

(4)
The amounts shown in the “All Other Compensation” column reflect the following:

Name	Fiscal Year Ended December 31	Health and Dental Care Premiums ($)	Long-Term, Short-Term Disability and Life Insurance Benefits ($)	Parking Benefits ($)	Health Club Premiums ($)	401(k) Plan Match ($)
Robert L. Johnson	2019	—	—	—	—	—
	2018	—	—	—	—	—
	2017	—	—	—	—	—
Leslie D. Hale	2019	28,630	1,462	3,720	90	11,200
	2018	30,604	1,437	3,720	360	10,442
	2017	33,623	1,437	3,480	360	10,800
Sean M. Mahoney	2019	28,630	1,462	3,720	—	7,618
	2018	6,948	359	620	—	—
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Grants of Plan-Based Awards
The following table sets forth information concerning the grants of plan-based awards made to each NEO for the fiscal year ended December 31, 2019.
Name and Position	Grant Date	Estimated Future Payouts under Non-Share Incentive Plan Awards(1)				Estimated Future Payouts under Equity Incentive Plan Awards(2)			All Other Share Awards: Number of Shares or Share Units (#)	Grant Date Fair Value of Shares ($)
		Threshold	Target	Maximum	Outperform	Threshold	Target	Maximum
Robert L. Johnson Executive Chairman	2/13/19	$375,000	$625,000	$875,000	$1,125,000				34,264(3)	$649,988(4)
	2/13/19					8,566	34,264	68,528		$656,522(5)
Leslie D. Hale President and Chief Executive Officer	2/13/19	$840,000	$1,260,000	$1,680,000	$2,100,000				96,204(3)	$1,824,989(4)
	2/13/19					24,051	96,204	192,408		$1,843,290(5)
Sean M. Mahoney Executive Vice President and Chief Financial Officer	2/13/19	$350,000	$525,000	$700,000	$866,250				13,258(3)	$251,504(4)
	2/13/19					7,907	31,628	63,256		$606,011(5)
(1)
These columns show the range of potential payouts for 2019 performance under our annual incentive cash bonus awards for our executive officers as described in the section titled “Annual Cash Bonus” in the Compensation Discussion and Analysis (based on their 12/31/19 base salary, prorated for duration of service).

(2)
These columns show the range of potential payouts for performance units granted to our executive officers. Performance units may be settled in restricted common shares if the Company achieves certain performance over a three-year performance period. See “Compensation Discussion and Analysis—Components of Executive Officer Compensation—Equity Awards—2019 Multi-Year Performance Equity Awards.”

(3)
The awards of restricted common shares vest ratably on each of the first four anniversaries of the date of grant.

(4)
Amounts represent the aggregate grant date fair value of shares granted to our NEOs during 2019, calculated in accordance with FASB ASC Topic 718.

(5)
Amounts represent the performance units granted to each of Mr. Johnson, Ms. Hale, and Mr. Mahoney in February 2019, based upon the probable outcome of the performance conditions as of the grant date, calculated in accordance with FASB ASC Topic 718. See “Compensation Discussion and Analysis—Components of Executive Officer Compensation— Equity Awards—2018 Multi-Year Performance Equity Awards.”

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Outstanding Equity Awards at Fiscal Year-End December 31, 2019
The following table sets forth the outstanding equity awards for each NEO as of December 31, 2019.
Name and Position	Number of Shares That Have Not Vested (#)	Market Value of Shares That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)(4)
Robert L. Johnson Executive Chairman	64,272(1)	$1,138,900	25,317	$448,617
Leslie D. Hale President and Chief Executive Officer	144,696(1)	$2,564,013	50,430	$893,620
Sean M. Mahoney Executive Vice President and Chief Financial Officer	13,258(1)	$1,487,789	7,907	$140,112
	70,703(2)
(1)
Represents awards of restricted common shares that were granted on February 18, 2016, February 15, 2017 and February 22, 2018, all of which vest ratably on each of the first 16 quarterly anniversaries of the date of grant and on February 13, 2019, which vest ratably on each of the first four anniversaries of the grant date.

(2)
Represents restricted shares granted pursuant to a retention award on August 1, 2018, which vests in amounts equal to 20%, 30% and 50% of the award on the first, second and third anniversaries, respectively, of the grant date for Mr. Mahoney, provided he remains continuously employed through such date.

(3)
Value based on $17.72 per share, which was the closing price of our common shares on the NYSE on December 31, 2019.

(4)
Represents the grant of a threshold number of performance units that may be settled in restricted common shares if the Company achieves certain performance over a three-year performance period. The performance units awarded in 2017 vest over a four-year period, including a three-year performance-based vesting period ending on February 16, 2020, plus an additional one-year time-based vesting period ending on February 16, 2021. The performance units awarded in 2018 vest over a four-year period, including a three-year performance-based vesting period ending on February 21, 2021, plus an additional one-year time-based vesting period ending on February 21, 2022. The performance units awarded in 2019 vest over a four-year period, including a three-year performance-based vesting period ending on February 13, 2022, plus an additional one-year time-based vesting period ending on February 13, 2023. See “Compensation Discussion and Analysis—Components of Executive Officer Compensation—Equity Awards—Multi-Year Performance Equity Awards.”

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Vested Share Awards in 2019
The following table sets forth the number and value of restricted common shares that vested during 2019 for each of our NEOs.
Name and Position	Number of Common Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)
Robert L. Johnson Executive Chairman	56,607	$966,947
Leslie D. Hale President and Chief Executive Officer	61,719	$1,072,314
Sean M. Mahoney Executive Vice President and Chief Financial Officer	17,675	$305,424
(1)
Represents the vested portion of  (i) restricted common shares that were awarded to the NEO on February 20, 2015, February 18, 2016, February 15, 2017 and February 22, 2018, which vest ratably on each of the first 16 quarterly anniversaries of the date of grant and on February 13, 2019, which vest ratably on each of the first four anniversaries of the date of grant, and (ii) (A) in the case of Mr. Johnson, restricted common shares granted pursuant to a retention award on October 31, 2016, which vest ratably on each of the three anniversaries of such date, (B) in the case of Ms. Hale, restricted common shares granted pursuant to a retention award on August 2, 2016, which vest ratably on each of the three anniversaries of such date, and (C) in the case of Mr. Mahoney, restricted shares granted pursuant to a retention award on August 1, 2018, which vest in the amounts of 20%, 30% and 50% of the grant on the first, second and third anniversaries of such date.

(2)
Represents the value of vested shares calculated by multiplying the number of vested shares by the closing price of our common shares on the NYSE on the vesting date or, if the vesting date occurred on a day on which the NYSE was closed for trading, the next trading day.

Employment Agreements with our Named Executive Officers
Robert L. Johnson
On October 31, 2016, we entered into an amended and restated employment agreement with Robert L. Johnson, our Executive Chairman in connection with Mr. Johnson’s increased responsibilities as Executive Chairman of the Board of the Company. The amended and restated employment agreement entered into with Mr. Johnson superseded the employment agreement previously entered into between the parties effective May 14, 2015. The amended and restated employment agreement has a five year term, expiring on October 31, 2021. If the parties fail to enter into a new agreement on or before the end of the term, Mr. Johnson’s employment terminates at the end of the term.
The amended and restated employment agreement with Mr. Johnson provides for a base salary of  $500,000 (which may be increased by the Compensation Committee), a target bonus of 125% of base salary (with the actual bonus to be determined by the
Compensation Committee), and eligibility for grants of equity. The agreement also provides for a retention award of  $1,800,000 of time-based restricted shares. The retention award will vest in three annual installments, subject to Mr. Johnson’s continued employment on the first, second and third anniversaries of the date of the Agreement, with certain exceptions described below under “—Potential Payments upon Termination or Change in Control.”
Mr. Johnson continues to be eligible for the same benefits and is generally subject to the same material terms and conditions set forth in his prior employment agreement, except as described below under “—Potential Payments upon Termination or Change in Control.”
Mr. Johnson’s amended and restated employment agreement contains customary non-competition and non-solicitation covenants that apply during the term and for 24 months after the term.

Leslie D. Hale
On August 22, 2016, we entered into an amended and restated employment agreement with Leslie D. Hale, our President and Chief Executive Officer and formerly our Chief Operating Officer, Chief Financial Officer and Executive Vice President. The amended and restated employment agreement entered into with Ms. Hale superseded the employment agreement previously entered into between the parties effective August 2, 2013. The amended and restated employment agreement has a three-year term expiring August 22, 2019, with an automatic extension term of one additional year unless either we or Ms. Hale give 60 days’ prior notice that the term will not be extended.

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The amended and restated employment agreement with Ms. Hale provided for a base salary of  $575,000 (which was increased by the Compensation Committee to $775,000 upon her promotion to President and Chief Executive Officer on August 22, 2018), a target bonus of 125% of base salary (with the actual bonus to be determined by the Compensation Committee and which target bonus was increased by the Compensation Committee to 150% of base salary upon her promotion to President and Chief Executive Officer) and eligibility for grants of equity. In connection with her August 2016 promotion to Chief Operating Officer, Chief Financial Officer and Executive Vice President, Ms. Hale received a retention award of  $2,155,000 that vests and is paid in three installments, subject to Ms. Hale’s continued employment on the applicable vesting date, with certain exceptions described below under “—Potential Payments upon Termination or Change in Control.” The retention award is payable 75% in Company shares and 25% in cash.
Ms. Hale continues to be eligible for the same benefits and is generally subject to the same material terms and conditions set forth in her prior employment agreement, except as described below under “—Potential Payments upon Termination or Change in Control.”
Ms. Hale’s amended and restated employment agreement contains customary non-competition and non-solicitation covenants that apply during the term and for 24 months after the term.
Recent Events: On February 14, 2020, we entered into a new employment agreement with Ms. Hale (the “New Agreement”), which supersedes her prior amended and restated employment agreement described above (the “Prior Agreement”). The New Agreement is effectively a continuation of the Prior Agreement and contains terms and conditions that are substantially identical to the Prior Agreement. Pursuant to the New Agreement, Ms. Hale will continue in her role as the Company’s President and Chief Executive Officer.

Sean M. Mahoney
On July 16, 2018, we entered into an employment agreement with Sean M. Mahoney, our Executive Vice President and Chief Financial Officer. The employment agreement has a three year term expiring July 16, 2021, with an automatic extension term of one additional year unless either we or Mr. Mahoney give 60 days’ prior notice that the term will not be extended.
The employment agreement with Mr. Mahoney provides for a base salary of  $525,000 (which may be increased by the Compensation Committee), a target bonus of 100% of base salary (with the actual bonus to be determined by the Compensation Committee), and eligibility for grants of equity. In connection with his hiring, Mr. Mahoney received a one-time special award of restricted common shares that vests and is paid in three installments, subject to Mr. Mahoney’s continued employment on the applicable vesting date, with certain exceptions described below under “—Potential Payments upon Termination or Change in Control.”
Mr. Mahoney is eligible certain severance payments and/or benefits upon his termination of employment. See “—Potential Payments upon Termination or Change in Control” for more information.
Mr. Mahoney’s employment agreement contains customary non-competition and non-solicitation covenants that apply during the term and for 12 months after the term.

Potential Payments upon Termination or Change-in-Control
Various Termination Events
The following discussion summarizes the amounts we may be required to pay our NEOs in connection with the following termination events: (i) death or disability of the NEO; (ii) termination by us without “cause” or by the executive for “good reason” (including a termination at or after a “change in control” of the Company, with such term as defined in our 2015 Equity Incentive Plan); and (iii) the retirement of the NEO. The potential payments to our NEOs will vary depending on which one of these termination events occurs.
Regardless of the reason for any termination of employment, each executive officer is entitled to receive the following benefits upon termination: (1) payment of any unpaid portion of such NEO’s base salary through the effective date of termination; (2) reimbursement for any outstanding reasonable business expense; (3) continued insurance benefits to the extent required by law; and (4) payment of any vested but unpaid rights as may be required independent of the employment agreement.
Termination by us for “Cause” or by the named executive officer without “Good Reason”
If we terminate any NEO’s employment agreement for “cause” or the NEO terminates his or her employment agreement without “good reason,” the executive will only receive the benefits to be provided regardless of the reason for the termination of employment.

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Termination by us without “Cause” or by the named executive officer for “Good Reason”
Robert L. Johnson and Leslie D. Hale
If we terminate Mr. Johnson or Ms. Hale without “cause” or either NEO terminates his or her employment for “good reason” during the initial term of their employment agreement, the executive will have the right to receive, in addition to the benefits to be provided regardless of the reason for the termination of employment, a severance payment that will consist of: (i) a pro-rata bonus for the year of termination based on the portion of the year that has elapsed and the satisfaction of the performance criteria for such bonus (except in the case of a termination at or after a change of control (as defined in the 2015 Equity Incentive Plan) when satisfaction of the performance criteria is not required); (ii) continued payment by us of the NEO’s base salary, as in effect as of the NEO’s last day of employment, for a period of 36 months; (iii) continued payment for life and health insurance coverage for 24 months to the same extent we paid for such coverage immediately prior to termination; (iv) three times the NEO’s target annual cash bonus for the year of termination; (v) vesting in any unvested portion of the retention award; and (vi) vesting as of the last day of employment in any unvested portion of any equity awards previously issued to the executive (except in the case of performance-based equity awards, accelerated vesting may be conditioned on the satisfaction of the performance criteria for such awards where the termination is not at or after a change in control). With respect to the employment agreement with Mr. Johnson, if both we and the NEO agree to renew the employment agreement for one year, and during such renewal term the NEO is terminated without “cause” or resigns for “good reason,” the NEO will be entitled to the amounts set forth in the preceding sentence, except that continued base salary will be for a period of 24 months, and the NEO will receive two, rather than three, times the NEO’s target annual bonus. With respect to the employment agreement with Ms. Hale, if the termination without cause is due to non-renewal by us of the initial term of the employment agreement for an additional one-year period, then Ms. Hale will be entitled to the payments above, except that continued payment of her base salary will be for a period of 24 months, and she will be entitled to two times her target annual cash bonus for the year of termination. The foregoing benefits are conditioned upon the executive’s execution of a general release of claims.

Sean M. Mahoney
If we terminate Mr. Mahoney without “cause” or he terminates his employment for “good reason” during the initial term of their employment agreement, the executive will have the right to receive, in addition to the benefits to be provided regardless of the reason for the termination of employment, a severance payment that will consist of: (i) a pro-rata bonus for the year of termination based on the portion of the year that has elapsed and the satisfaction of the performance criteria for such bonus (except in the case of a termination at or after a change of control (as defined in the 2015 Equity Incentive Plan) when satisfaction of the performance criteria is not required); (ii) continued payment by us of his base salary, as in effect as of his last day of employment, for a period of 12 months; (iii) continued payment for life and health insurance coverage for 12 months to the same extent we paid for such coverage immediately prior to termination; (iv) one times his target annual cash bonus for the year of termination; and (v) vesting as of the last day of employment in any unvested portion of any equity awards previously issued to the executive (except in the case of performance-based equity awards, accelerated vesting may be conditioned on the satisfaction of the performance criteria for such awards where the termination is not at or after a change in control). The foregoing benefits are conditioned upon the executive’s execution of a general release of claims.
Definitions of  “Cause” and “Good Reason”
For purposes of the employment agreements, the term “cause” means any of the following, subject to any applicable cure provisions: (a) the conviction of the executive of any felony; (b) gross negligence or willful misconduct in connection with the performance of the executive’s duties; (c) conviction of any other criminal offense involving an act of dishonesty intended to result in substantial personal enrichment of the executive at our expense; or (d) the material breach by the executive of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements with us. The term “good reason” under the employment agreements means any of the following, subject to any applicable cure provisions, without the executive’s consent: (a) the assignment to the executive of substantial duties or responsibilities inconsistent with the executive’s position with us, or any other action by us that results in a substantial diminution of the executive’s duties or responsibilities; (b) a requirement that the executive work principally from a location that is 30 miles further from the executive’s residence than our address on the effective date of the executive’s employment agreement; (c) a material reduction in the executive’s aggregate base salary and other compensation (including the target bonus amount and retirement plan, welfare plans and fringe benefits) taken as a whole, excluding any reductions caused by the failure to achieve performance targets and excluding any reductions on account of the provisions of the employment agreement; or (d) any material breach by us of the employment agreement.
Death or Disability
If the NEO’s employment terminates due to death or disability, in addition to the benefits to be provided

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regardless of the reason for the termination of employment, the executive, or in the case of death, the executive’s estate is entitled to receive (i) payment of the pro rata share of any performance bonus to which such executive would have been entitled for the year of death or disability regardless of whether the performance criteria has been satisfied, (ii) vesting of all unvested equity awards and (iii) vesting of any unvested portion of the retention award. The amended and restated employment agreements added the provision regarding accelerated vesting of the retention awards in the event of termination due to death or disability.
Retirement
In addition to the benefits to be provided regardless of the reason for the termination of employment, if the NEO’s employment terminates due to retirement, the executive is entitled to receive payment of any pro rata share of any performance bonus to which such executive would have been entitled for the year of retirement to the extent the performance goals have been achieved and vesting of all unvested equity awards.

Quantification of Benefits under the Termination Events
The tables below set forth the amount we would be required to pay each of the NEOs under the termination events described above.
Robert L. Johnson:
Executive Benefits and Payments upon Separation	Without Cause or For Good Reason Termination on 12/31/2019	In Connection with a Change-in- Control on 12/31/2019	For Cause or Without Good Reason Termination on 12/31/2019(1)	Death or Disability on 12/31/2019	Retirement on 12/31/2019
Bonus Earned in 2019	$737,500(2)	$737,500(2)	$—	$737,500(2)	$737,500(2)
Accelerated Vesting of Non-Vested Equity Awards	1,138,900(3)	1,138,900(3)	—	1,138,900(3)	1,138,900(3)
Accelerated Vesting of Non-Vested Performance-Based Equity Award(4)	—	1,749,903	—	—	—
Medical and Insurance Benefits	—	—	—	—	—
Cash Severance	3,375,000	3,375,000	—	—	—
Total	$5,251,400	$7,001,303	$—	$1,876,400	$1,876,400
(1)
Upon termination for the indicated reasons, Mr. Johnson would receive (i) payment of any unpaid portion of his base salary through the effective date of termination; (ii) reimbursement for any outstanding reasonable business expense; (iii) continued insurance benefits to the extent required by law; and (iv) payment of any vested but unpaid rights as may be required independent of the employment agreement.

(2)
Upon termination for the indicated reasons, Mr. Johnson would receive the pro rata share of any performance bonus earned for the year of termination (and in the case of death, disability or termination in connection with a change-in-control, regardless of whether the performance criteria have been satisfied).

(3)
Amount calculated as the number of common shares that have not vested (from the Outstanding Equity Awards at Fiscal Year-End December 31, 2019 Table) multiplied by the closing price of our common shares of  $17.72 on December 31, 2019.

(4)
Upon termination in connection with a change-in-control, the performance-based restricted units will convert to restricted shares and such shares will immediately vest, based on actual achievement of the performance measures as of the date of the change-in-control. During the first eighteen months of the performance period, performance units will not convert to restricted shares under any other termination event.

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EXECUTIVE COMPENSATION

Leslie D. Hale:
Executive Benefits and Payments upon Separation	Without Cause or For Good Reason Termination on 12/31/2019	In Connection with a Change-in- Control on 12/31/2019	For Cause or Without Good Reason Termination on 12/31/2019(1)	Death or Disability on 12/31/2019	Retirement on 12/31/2019	Non-Renewal of Agreement on 12/31/2019
Bonus Earned in 2019	$1,449,000(2)	$1,449,000(2)	$—	$1,449,000(2)	$1,449,000(2)	$1,449,000(2)
Accelerated Vesting of Non-Vested Equity Awards	2,564,013(3)	2,564,013(3)	—	2,564,013(3)	2,564,013(3)	2,564,013(3)
Accelerated Vesting of Non-Vested Performance-Based Equity Award(4)	—	1,022,834	—	—	—	—
Medical and Insurance Benefits	60,184	60,184	—	—	—	60,184
Cash Severance	6,300,000	6,300,000	—	—	—	4,200,000
Total	$10,373,197	$11,396,031	$—	$4,013,013	$4,013,013	$8,273,197
(1)
Upon termination for the indicated reasons, Ms. Hale would receive (i) payment of any unpaid portion of her base salary through the effective date of termination; (ii) reimbursement for any outstanding reasonable business expense; (iii) continued insurance benefits to the extent required by law; and (iv) payment of any vested but unpaid rights as may be required independent of the employment agreement.

(2)
Upon termination for the indicated reasons, Ms. Hale would receive the pro rata share of any performance bonus earned for the year of termination (and in the case of death, disability or termination in connection with a change-in-control, regardless of whether the performance criteria have been satisfied).

(3)
Amount calculated as the number of common shares that have not vested (from the Outstanding Equity Awards at Fiscal Year-End December 31, 2019 Table) multiplied by the closing price of our common shares of  $17.72 on December 31, 2019.

(4)
Upon termination in connection with a change-in-control, the performance-based restricted units will convert to restricted shares and such shares will immediately vest, based on actual achievement of the performance measures as of the date of the change-in-control. During the first eighteen months of the performance period, performance units will not convert to restricted shares under any other termination event.

Sean M. Mahoney:
Executive Benefits and Payments upon Separation	Without Cause or For Good Reason Termination on 12/31/2019	In Connection with a Change-in-Control on 12/31/2019	For Cause or Without Good Reason Termination on 12/31/2019(1)	Death or Disability on 12/31/2019	Retirement on 12/31/2019
Bonus Earned in 2019	$627,000(2)	$627,000(2)	$—	$627,000(2)	$627,000(2)
Accelerated Vesting of Non-Vested Equity Awards	1,487,789(3)	1,487,789(3)	—	1,487,789(3)	1,487,789(3)
Accelerated Vesting of Non-Vested Performance-Based Equity Award(4)	—	336,272	—	—	—
Medical and Insurance Benefits	30,092	30,092	—	—	—
Cash Severance	1,050,000	1,050,000	—	—	—
Total	$3,194,881	$3,531,153	$—	$2,114,789	$2,114,789
(1)
Upon termination for the indicated reasons, Mr. Mahoney would receive (i) payment of any unpaid portion of his base salary through the effective date of termination; (ii) reimbursement for any outstanding reasonable business expense; (iii) continued insurance benefits to the extent required by law; and (iv) payment of any vested but unpaid rights as may be required independent of the employment agreement.

(2)
Upon termination for the indicated reasons, Mr. Mahoney would receive the pro rata share of any performance bonus earned for the year of termination (and in the case of death, disability or termination in connection with a change-in-control, regardless of whether the performance criteria have been satisfied).

(3)
Amount calculated as the number of common shares that have not vested (from the Outstanding Equity Awards at Fiscal Year-End December 31, 2019 Table) multiplied by the closing price of our common shares of  $17.72 on December 31, 2019. Amount includes the restricted shares underlying the sign on award.

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EXECUTIVE COMPENSATION

(4)
Upon termination in connection with a change-in-control, the performance-based restricted units will convert to restricted shares and such shares will immediately vest, based on actual achievement of the performance measures as of the date of the change-in-control. During the first eighteen months of the performance period, performance units will not convert to restricted shares under any other termination event.

Equity Compensation Plan Information
The following table gives information about our common shares that may be issued under our 2015 Equity Incentive Plan as of December 31, 2019.
Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by shareholders	1,071,082(1)	—	2,469,615
Equity compensation plans not approved by shareholders	—	—	—
Total	1,071,082	—	2,469,615
(1)
This total represents the total number of restricted common shares that may be granted under the 2015 Equity Incentive Plan in connection with the conversion of performance units, assuming maximum performance is achieved. The number of restricted common shares to be issued may be lower if maximum performance is not achieved. See “Compensation Discussion and Analysis—Components of Executive Officer Compensation—Multi-Year Performance Equity Awards.”

Pay Ratio Disclosure
Presented below is the ratio of annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee (excluding our Chief Executive Officer). The ratio presented below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act.
In identifying our median employee, we calculated the annual total cash compensation of each employee for the 12- month period ended on December 31, 2019. Total cash compensation for these purposes included base salary, bonus, the value of restricted shares that vested during 2019 and dividends on unvested Company restricted shares and was calculated using internal payroll/tax records. We did not apply any cost-of-living adjustments as part of the calculation.
We selected the median employee based on the 87 full-time, part-time, temporary and seasonal workers who were employed as of December 31, 2019. We have no non-US employees.
Our Chief Executive Officer for the 12- month period that ended on December 31, 2019 was Ms. Hale. The 2019 annual compensation as determined under Item 402 of Regulation S-K for Ms. Hale, our Chief Executive Officer at December 31, 2019, the date on which the median employee was identified, was $6,002,381.
The 2019 annual total compensation as determined under Item 402 of Regulation S-K for our median employee was $162,806. The ratio of our Chief Executive Officer’s annual total compensation to our median employee’s total compensation for fiscal year 2019 is 36.9 to 1.

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STOCK OWNERSHIP INFORMATION

Security Ownership of Certain Beneficial Owners and Management
Principal Shareholders
The following table sets forth certain information regarding the beneficial ownership of our common shares and units of limited partnership interest of RLJ Lodging Trust, L.P., which we refer to as the operating partnership, as of March 18, 2020 by (a) each of our trustees, (b) each of our named executive officers, (c) all of our trustees and executive officers as a group, and (d) each person known to us to be the beneficial owner of more than five percent of our common shares. Operating partnership units (the “OP units”) are redeemable for an equal number of our common shares or cash, at our election, beginning one year after the date of issuance. Unless otherwise indicated, all shares and OP units are owned directly and the indicated
person has sole voting and dispositive power with respect to such shares or OP units. The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or dispositive power with respect to such security. A shareholder is also deemed to be, as of any date, the beneficial owner of all securities that such shareholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement.

Unless otherwise indicated, the address of each person listed below is c/o RLJ Lodging Trust, 3 Bethesda Metro Center, Suite 1000, Bethesda, MD 20814.
Name	Number of Shares and OP Units Beneficially Owned	% of All Shares(1)	% of All Shares and OP Units(2)
Robert L. Johnson(3)	1,581,015	*	*
Leslie D. Hale(4)	624,901	*	*
Sean Mahoney(4)	148,171	*	*
Evan Bayh	46,733	*	*
Arthur R. Collins	16,760	*	*
Nathaniel A. Davis	84,019	*	*
Patricia L. Gibson	48,508	*	*
Robert M. La Forgia	58,619	*	*
Robert J. McCarthy	12,080	*	*
Glenda G. McNeal	41,426	*	*
All trustees and executive officers as a group (10 persons)	2,662,232	1.6%	1.6%
More than Five Percent Beneficial Owners
The Vanguard Group – 23-1945930(5)	24,950,151	15.1%	15.0%
BlackRock, Inc.(6)	23,169,047	14.0%	14.0%
FMR LLC(7)	8,958,827	5.4%	5.4%
*
Less than 1%

(1)
The total number of shares deemed outstanding and used in calculating this percentage for the named person(s) is the sum of (a) 165,275,628 common shares outstanding as of March 18, 2020 and (b) the number of common shares issuable to such person(s) upon redemption of limited partnership units owned by such person(s). Amounts shown for individuals assume that all OP units held by the person have been redeemed for our common shares, and amounts for all trustees and executive officers as a group assume all OP units held by such persons, if any, have been redeemed for our common shares.

(2)
The total number of shares and units deemed outstanding and used in calculating this percentage for the named person(s) is the sum of  (a) 165,275,628 common shares outstanding as of March 18, 2020 and (b) 772,293 limited partnership units outstanding as of March 18, 2020 (other than such units held by us).

(3)
Includes 335,250 OP units received by Mr. Johnson in connection with the formation transactions effected in connection with our IPO and restricted common shares subject to time vesting.

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STOCK OWNERSHIP INFORMATION

(4)
Includes restricted common shares subject to time vesting.

(5)
Based on information provided by The Vanguard Group in a Schedule 13G/A filed with the SEC on February 10, 2020. The Vanguard Group, Inc. is the beneficial owner of 24,950,151 shares, of which it has sole voting power with respect to 339,631 shares, sole dispositive power with respect to 24,616,844 shares, shared voting power with respect to 191,794 shares and shared dispositive power with respect to 333,307 shares. The address of The Vanguard Group, as reported by it in the Schedule 13G/A, is 100 Vanguard Blvd., Malvern, PA 19355.

(6)
Based on information provided by BlackRock, Inc. in a Schedule 13G/A filed with the SEC on February 3, 2020. BlackRock, Inc. is the beneficial owner of 23,169,047 shares, of which it has sole voting power with respect to 20,839,579 shares and sole dispositive power with respect to all of the shares. The address of BlackRock, Inc., as reported by it in the Schedule 13G/A, is 55 East 52nd Street, New York, NY 10055.

(7)
Based on information provided by FMR LLC in a Schedule 13G filed with the SEC on February 6, 2020, FMR LLC is the beneficial owner of 8,958,827 shares, of which it has sole voting power with respect to 2,825,859 shares and sole dispositive power with respect to all of the shares. The address of FMR LLC as reported by it in the Schedule 13G is 245 Summer Street, Boston, MA 02210.

Certain Relationships and Related Party Transactions
Related Party Transaction Policy
The Board has adopted a written related person transaction approval policy to further the goal of ensuring any related person transaction is properly reviewed, approved by the Audit Committee or all of the disinterested trustees of the Board, and fully disclosed in accordance with the rules and regulations of the SEC and the NYSE. The policy applies to transactions or arrangements between the Company and any related person, including trustees, trustee nominees, executive officers, greater than 5% shareholders and the immediate family members of each of these groups. They do not, however, apply with respect to general conflicts between the interests of the Company and our employees, officers and trustees, including issues relating to engaging in a competing business and receiving certain benefits from the Company, such as loans or guarantees of obligations, which are reported and handled in accordance with our Code of Business Conduct and Ethics and other procedures and guidelines implemented by us from time to time.
Under the policy, our trustees and executive officers are responsible for identifying and reporting to our chief compliance officer any proposed transaction with a related person. The Audit Committee will approve, ratify or reject the transaction or refer the transaction to the full Board or another appropriate committee, in its discretion. All related party transactions will be disclosed to the full Board.
The Audit Committee reviews our Related Party Transactions Policy annually and reports the results of such reviews to the Board.

Related Party Transactions
The following information summarizes our transactions with related parties.
Employment Agreements
We entered into an employment agreement with each of Mr. Johnson and Ms. Hale effective upon completion of our IPO and subsequently entered into amended and restated agreements with each officer in 2016. In February 2020, we entered into a new amended and restated employment agreement with Ms. Hale, which supersedes and is effectively a continuation of her prior agreement. In addition, we entered into an employment agreement with Mr. Mahoney in 2018. These employment agreements provide for base salary, bonus and other benefits, including accelerated vesting of equity awards upon a termination of the executive’s employment under certain circumstances. For a description of these employment agreements, see “Compensation of Executive Officers —Employment Agreements with Our Named Executive Officers” and “Compensation of Executive Officers —Potential Payments upon Termination or Change in Control.”

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STOCK OWNERSHIP INFORMATION

Indemnification Agreements for Officers and Trustees
We entered into indemnification agreements with each of our executive officers and trustees that obligate us to indemnify them to the maximum extent permitted by Maryland law. The indemnification agreements provide that, if a trustee or executive officer is a party or is threatened to be made a party to any proceeding by reason of such trustee’s or executive officer’s status as our trustee, officer or employee, we must indemnify such trustee or executive officer for all expenses and liabilities actually and reasonably incurred by him or her, or on his or her behalf, unless it has been established that:
•
the act or omission of the trustee or executive officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty

•
the trustee or executive officer received an improper personal benefit in money, property or services

•
with respect to any criminal action or proceeding, the trustee or executive officer had reasonable cause to believe that his or her conduct was unlawful

However, we will have no obligation (1) to indemnify such trustee or executive officer for a proceeding by or in the right of the Company, for expenses and liabilities actually and reasonably incurred by him or her, or on his or her behalf, if it has been adjudged that such trustee or executive officer is liable to us with respect to such proceeding, or (2) to indemnify or advance expenses of such trustee or executive officer for a proceeding brought by such trustee or executive officer against the Company, except for a proceeding brought to enforce indemnification under Section 2-418 of the Maryland General Corporation Law (“MGCL”) or as otherwise provided by our bylaws, our declaration of trust, a resolution of our Board or an agreement approved by our Board. Under the MGCL, a Maryland corporation may not indemnify a trustee or officer in a suit by or in the right of the corporation in which the trustee or officer was adjudged liable on the basis that a personal benefit was improperly received.
Upon application by one of our trustees or executive officers to a court of appropriate jurisdiction, the court may order indemnification of such trustee or executive officer if:
•
the court determines that such trustee or executive officer is entitled to indemnification under Section 2-418(d)(1) of the MGCL, in which case the trustee or executive officer shall be entitled to recover from us the expenses of securing such indemnification

•
the court determines that such trustee or executive officer is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the trustee or executive officer has met the standards of conduct set forth in Section 2-418(b) of the MGCL or has been adjudged liable for receipt of an “improper personal benefit” under Section 2-418(c) of the MGCL; provided, however, that our indemnification obligations to such trustee or executive officer will be limited to the expenses actually and reasonably incurred by him or her, or on his or her behalf, in connection with any proceeding by us or in our right or in which such trustee or executive officer shall have been adjudged liable for receipt of an improper personal benefit under Section 2-418(c) of the MGCL
Notwithstanding, and without limiting, any other provisions of the indemnification agreements, if a trustee or executive officer is a party or is threatened to be made a party to any proceeding by reason of such trustee’s or executive officer’s status as our trustee, executive officer or employee, and such trustee or executive officer is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such proceeding, we must indemnify such trustee or executive officer for all expenses actually and reasonably incurred by him or her, or on his or her behalf, in connection with each successfully resolved claim, issue or matter, including any claim, issue or matter in such a proceeding that is terminated by dismissal, with or without prejudice.
We must pay all indemnifiable expenses in advance of the final disposition of any proceeding if the trustee or executive officer furnishes us with a written affirmation of the trustee’s or executive officer’s good faith belief that the standard of conduct necessary for indemnification by us has been met and a written undertaking to reimburse us if a court of competent jurisdiction determines that the trustee or executive officer is not entitled to indemnification.
Our declaration of trust and bylaws obligate us, to the maximum extent permitted by Maryland law in effect from time to time, to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (1) any present or former trustee or officer (including any individual who, at our request, serves or has served as a director, trustee, officer, partner, member, employee or agent of another real estate investment trust, corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise) against any claim or liability to which he or she may become subject by reason of service in such capacity, and (2) any present or former trustee or officer who has been successful in the defense of a proceeding to which he or she was made a party by reason of service in such capacity. Our declaration of trust and bylaws also permit us, with the approval of our Board, to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and to any employee or agent of the Company or a predecessor of the Company.

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STOCK OWNERSHIP INFORMATION

Registration Rights Agreement
In connection with our formation transactions, our operating partnership issued an aggregate of 894,000 OP units to RLJ Development (an entity in which Mr. Johnson holds an equity interest) as consideration for substantially all of its assets and liabilities. Upon completion of our IPO and our formation transactions, we entered into a registration rights agreement with RLJ Development relating to the OP units. Under the registration rights agreement, subject to certain exceptions, we are required to use commercially reasonable efforts to cause to be filed a registration statement covering the resale of our common shares issuable, at our option, in exchange for OP units issued in our formation transactions. In addition, we are required, upon request from the parties subject to such registration rights agreement, to use our commercially reasonable efforts to register for resale the common shares issued in connection with the redemption of such OP units; provided, however, the holders of such common shares issued in connection with the redemption of OP units collectively may not exercise such registration rights more than once in any consecutive six month period. Under such registration rights agreement, such holders are entitled to receive notice of any underwritten public offering on behalf of investors in RLJ Lodging Fund II, L.P. (and its parallel fund) and RLJ Real Estate Fund III, L.P. (and its parallel fund) receiving our common shares in our formation transactions at least 10 business days prior to the anticipated filing date of such registration statement. Such holders may request in writing within five business days following receipt of such notice to participate in such underwritten public offering; provided that if the aggregate dollar amount or number of common shares as to which registration has been demanded exceeds the maximum dollar amount or maximum number of securities that can be sold in such offering without adversely affecting its success, the common shares issued in connection with the redemption of OP units may be excluded from such underwritten public offering. We have filed registration statements in satisfaction of the foregoing obligations that are currently effective.

Sublease Agreement with RLJ Companies
In 2015, following the termination of a sublease with RLJ Companies for office space, we entered into an Executive Suite Agreement with RLJ Companies, pursuant to which RLJ Company subleases from us 2,497 rentable square feet of office space in our corporate headquarters for RLJ Companies’ use. Under the terms of the Executive Suite Agreement, RLJ Companies pays us monthly rent in an amount equal to rent payable by us under the lease agreement with respect to the number of rentable square feet RLJ Companies occupies under the Executive Suite Agreement. RLJ Companies’ obligation to pay rent includes the base rent and all additional rent payable with respect to such space under the lease (e.g., increases in real estate taxes and operating expenses). As of December 31, 2019, RLJ Companies subleased approximately rentable 2,497 square feet of office space from us. In 2020, the total amount payable by RLJ Companies under the Executive Suite Agreement is approximately $120,000.

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INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Information Concerning Solicitation and Voting
The enclosed proxy card is solicited on behalf of the Board of Trustees of RLJ Lodging Trust, a Maryland real estate investment trust, for use at the Annual Meeting of Shareholders to be held:

WHEN
Friday, May 1, 2020 12:00 p.m. Eastern Time (or at any adjournment or postponement thereof)
WHERE
Bethesda Residence Inn 7335 Wisconsin Avenue Bethesda, Maryland 20814
RECORD DATE
Shareholders of record at the close of business on Wednesday, March 18, 2020 are entitled to vote

While the Company intends to hold the Annual Meeting in person, the Company is actively monitoring the coronavirus (COVID-19) situation. The Company is sensitive to the public health and travel concerns its shareholders may have and the protocols that federal, state and local governments may impose. In the event we determine, in our sole discretion, that it is not possible to hold the Annual Meeting in person, the Company will announce the alternative meeting arrangements, which may include changing the location of the meeting or holding the meeting by means of remote communication (i.e., virtual meeting), as promptly as practicable. You are encouraged to monitor the Company’s investor relations website at investor.rljlodgingtrust.com for updated information about the Annual Meeting.
We are first mailing the Notice, this Proxy Statement, the enclosed proxy card and our 2019 Annual Report to Shareholders on or about April 1, 2020 to all shareholders entitled to vote at the Annual Meeting. Our principal executive office is located at:
RLJ Lodging Trust 3 Bethesda Metro Center Suite 1000 Bethesda, Maryland 20814
www.rljlodgingtrust.com
We make our current and periodic reports that are filed with the Securities and Exchange Commission (the “SEC”), available, free of charge, on our website as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC.

About the Meeting
WHAT IS RLJ LODGING TRUST?

RLJ Lodging Trust is a self-advised, publicly-traded real estate investment trust that owns primarily premium-branded, high-margin focused-service and compact full-service hotels. As of March 2020, the Company’s portfolio consists of 103 hotels with approximately 22,570 rooms located in 23 states and the District of Columbia. The Board and management believe the Company is well-positioned for continued success with a proven investment strategy, a high-quality diversified portfolio, a solid balance sheet and an attractive cash flow profile.
WHY AM I RECEIVING THIS PROXY STATEMENT?

This Proxy Statement contains information related to the solicitation of proxies for use at our 2020 Annual Meeting of Shareholders for the purposes stated in the accompanying Notice of Annual Meeting of Shareholders. This solicitation is made by RLJ Lodging Trust on behalf of our Board. “We,” “our,” “us,” and the “Company” refer to RLJ Lodging Trust.

2020 PROXY STATEMENT | 67

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHAT AM I BEING ASKED TO VOTE ON AND HOW DOES THE BOARD RECOMMEND THAT I VOTE?

You are being asked to vote on the following proposals:
Proposal		Board Recommendation	For more information, see page
1	The election of the nine trustee nominees named in this proxy statement, each for a term expiring at the 2020 annual meeting of shareholders	FOR EACH TRUSTEE NOMINEE	7

2	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019	FOR	32
3	The approval, on a non-binding advisory basis, of the compensation of our named executive officers (“Say-on-Pay”)	FOR	36
WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Only holders of record of our common shares at the close of business on Wednesday, March 18, 2020, the record date for the Annual Meeting, are entitled to receive notice of the Annual Meeting and to vote at the meeting. Our common shares constitute the only class of securities entitled to vote at the meeting.
WHAT ARE THE VOTING RIGHTS OF SHAREHOLDERS?

Each common share outstanding on the record date entitles its holder to cast one vote on each matter to be voted on.
HOW MANY TRUSTEES CAN I VOTE FOR?

Shareholders can vote for up to nine nominees for trustee. We recommend that you vote “FOR” each of our nominees for trustee.
WHO CAN ATTEND THE ANNUAL MEETING?

All holders of our common shares at the close of business on Wednesday, March 18, 2020, the record date for the Annual Meeting, or their duly appointed proxies, are authorized to attend the Annual Meeting. Admission to the meeting will be on a first-come, first-served basis. If you attend the meeting, you may be asked to present valid photo identification, such as a driver’s license or passport, before being admitted. Cameras, recording devices and other electronic devices will not be permitted at the meeting. For directions to the Annual Meeting, contact:
Investor Relations 1-301-280-7774
Please also note that if you are the beneficial owner of shares held in “street name” (that is, through a bank, broker or other nominee), you will need to bring a copy of the brokerage statement reflecting your share ownership as of Wednesday, March 18, 2020.
You are encouraged to monitor our investor relations website at investor.rljlodgingtrust.com for updated information about the Annual Meeting.
WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

Many shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
•
Shareholder of Record
If your shares are registered directly in your name with our transfer agent, EQ Shareowner Services, you are considered the shareholder of record of those shares and these proxy materials are being sent directly to you by us.

•
Beneficial Owner
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those

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INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you bring with you a legal proxy from the shareholder of record.
HOW WILL MY SHARES BE VOTED IF I DO NOT PROVIDE SPECIFIC VOTING INSTRUCTIONS IN THE PROXY CARD THAT I SUBMIT?

If you submit a proxy card without giving specific voting instructions on one or more matters listed in the notice for the meeting, your shares will be voted as recommended by our Board on such matters, and as the proxy holders may determine in their discretion how to vote with respect to any other matters properly presented for a vote at the meeting.
MAY I CHANGE OR REVOKE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. You may change or revoke a previously granted proxy at any time before it is exercised by (i) filing with our Secretary a notice of revocation or a duly executed proxy bearing a later date or (ii) attending the meeting and voting in person. Please note that attendance at the meeting, in itself, will not constitute a revocation of a previously granted proxy.
If your shares are held in street name, then you may submit new voting instructions by contacting your broker or nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy from your broker.
You are encouraged to monitor our investor relations website at investor.rljlodgingtrust.com for updated information about the Annual Meeting.
WHAT WILL CONSTITUTE A QUORUM AT THE ANNUAL MEETING?

The presence at the meeting, in person or by proxy, of the holders of a majority of the common shares outstanding on Wednesday, March 18, 2020 will constitute a quorum, permitting the shareholders to conduct business at the meeting. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting. As of the March 18, 2020 record date, there were 165,275,628 common shares outstanding.

HOW MANY VOTES ARE NEEDED FOR THE PROPOSALS TO PASS?

The proposals to be voted on at the Annual Meeting have the following voting requirements:
Proposal		Vote Required	Abstentions	Broker Discretionary Voting Allowed
1	Election of Trustees	Affirmative vote of a majority of the votes cast	No effect	No
2	Ratification of the Appointment of PricewaterhouseCoopers LLP (considered ROUTINE)	Affirmative vote of a majority of the votes cast	No effect	Yes
3	Non-binding Advisory Vote to Approve Named Executive Officer Compensation (“Say-on-Pay”)	Affirmative vote of a majority of the votes cast	No effect	No
•
Proposal 1 (Election of Trustees)
As provided in our bylaws, to be elected in an uncontested election, trustee nominees must receive the affirmative vote of a majority of the votes cast, which means that the number of shares voted for a nominee must exceed the number of shares voted against that nominee. There is no cumulative voting in the election of trustees. If you submit the proxy card and do not indicate otherwise, your shares will be voted FOR each of the nine nominees named in Proposal 1 in this Proxy Statement. If an incumbent trustee fails to be re-elected by a majority of votes cast, that trustee is required under our bylaws to tender his or her resignation to the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board is required to act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and its rationale within 90 days after the election results are certified. Notwithstanding the foregoing, our bylaws require the Board to accept any such resignation if the nominee has received more votes against than for his or her election at each of two consecutive annual meetings of shareholders.

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INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

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Proposal 2 (Ratification of PricewaterhouseCoopers LLP)
The affirmative vote of a majority of the votes cast is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020, which is considered a routine matter.

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Proposal 3 (Non-Binding Advisory Vote to Approve Named Executive Officer Compensation)
The affirmative vote of a majority of the votes cast is required for approval of the advisory (non-binding) vote to approve the compensation of our named executive officers.

WHAT EFFECT DO WITHHOLD VOTES, ABSTENTIONS AND BROKER NON-VOTES HAVE ON THE PROPOSALS?

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Abstentions
For purposes of each of the Proposals, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

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Broker Non-Votes
Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the underlying beneficial owners. If that happens, the nominees may vote those shares only on matters deemed “routine” by the New York Stock Exchange (the “NYSE”), the exchange on which our common shares are listed. On non-routine matters, nominees cannot vote without instructions from the beneficial owner, resulting in a so-called “broker non-vote.” Under NYSE rules, Proposals 1 and 3 (election of trustees and Say-on-Pay) are considered non-routine. Proposal 2 (Ratification of PricewaterhouseCoopers LLP) is the only proposal that is considered “routine” under the NYSE rules. Accordingly, if you are a beneficial owner and your shares are held in the name of a broker, the broker is permitted to vote your shares on the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm even if the broker does not receive voting instructions from you. Consequently, if you do not give your broker instructions, your broker will not be able to vote on any of the non-routine proposals. If you are a beneficial holder and want your vote to count on these non-routine proposals, it is critical that you instruct your broker how to vote your shares. Consequently, if you do not submit any voting instructions to your broker, your broker may exercise its discretion to vote your shares on the proposal to ratify the appointment of PricewaterhouseCoopers LLP. If your shares are voted on this item as directed by your broker, your shares will constitute “broker non-votes” on each of the non-routine items and will not be counted in determining the number of shares necessary for approval of the non-routine items, although they will count for purposes of determining whether a quorum exists.
WILL ANY OTHER MATTERS BE VOTED ON?

As of the date of this Proxy Statement, we are not aware of any matters that will come before the Annual Meeting other than those disclosed in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by the proxies on the other matters in the manner recommended by our Board, or, if no such recommendation is given, in the discretion of the proxy holders.
HOW DO I VOTE?

SHAREHOLDERS OF RECORD
Have your proxy card in hand and follow the instructions.
BY TELEPHONE Dial toll-free 24/7 1-866-883-3382
BY INTERNET Visit 24/7 www.proxypush.com/rlj
BY MAIL Complete, date and, sign your proxy card and send by mail in the enclosed postage-paid envelope
BY MOBILE DEVICE Scan the QR code
The deadline to vote by phone or electronically is 11:59 p.m. Central time on April 30, 2020. If you vote by phone or electronically, you do not need to return a proxy card.
If you are a beneficial owner and your shares are held by a bank or broker, you should follow the instructions provided to you by the bank or broker. Although most banks and brokers now offer voting by mail, telephone and on the Internet, availability and specific procedures will depend on their voting arrangements.

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INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

IF I PLAN TO ATTEND THE ANNUAL MEETING, SHOULD I STILL VOTE BY PROXY?

Yes. Voting in advance does not affect your right to attend the Annual Meeting. If you send in your proxy card and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote. Written ballots will be available at the meeting for shareholders of record. Beneficial owners who wish to vote in person at the Annual Meeting must request a legal proxy from their brokerage firm, bank, trustee or other agent and bring that legal proxy to the Annual Meeting.
You are encouraged to monitor our investor relations website at investor.rljlodgingtrust.com for updated information about the Annual Meeting.
HOW ARE PROXY CARD VOTES COUNTED?

If the accompanying proxy card is properly signed and returned to us, and not subsequently revoked, it will be voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote:
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FOR each of the Board’s nominees named in Proposal 1 of this Proxy Statement;

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FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020;

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FOR the advisory (non-binding) “Say-on-Pay” vote to approve the compensation of our named executive officers;

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as recommended by our Board with regard to any other matters that may properly come before the meeting, or, if no such recommendation is given, in their own discretion.

WHO WILL COUNT THE VOTES?

The Inspector of Election appointed for the Annual Meeting will separately tabulate the affirmative and negative votes, withheld votes, abstentions and broker non-votes.
WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

We will report preliminary voting results by filing a Current Report on Form 8-K within four business days following the date of the Annual Meeting. If final voting results are not known when such report is filed, they will be announced in an amendment to such report within four business days after the final results become known.
WHO PAYS THE COSTS OF SOLICITING PROXIES AND WHAT SOLICITATION METHODS MAY BE EMPLOYED?

We will bear the entire costs of soliciting proxies, including the preparation, assembly, printing and mailing of this Proxy Statement and any additional solicitation material furnished to our shareholders. These additional materials may be furnished by mail and electronic means. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners, and we expect to reimburse the corresponding forwarding expenses. In addition to soliciting proxies by mail, certain of our officers, trustees and other employees, without additional compensation, may solicit proxies personally (by telephone or other personal contact) or by other appropriate means.
You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 1, 2020
This Proxy Statement, our 2019 Annual Report to Shareholders and our Annual Report on Form 10-K for the year ended December 31, 2019 are available at http://www.rljlodgingtrust.com/meeting.html.
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ADDITIONAL INFORMATION

Other Matters to Come Before the 2020 Annual Meeting
No other matters are to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. If other matters properly come before the meeting, however, the persons named in the accompanying proxy card will vote all proxies solicited by this Proxy Statement as recommended by our Board, or, if no such recommendation is given, in their own discretion.

Shareholder Proposals and Nominations for the 2021 Annual Meeting
Any shareholder proposal pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act, to be considered for inclusion in our proxy materials for the next annual meeting of shareholders must be received at our principal executive offices no later than December 2, 2020.
In addition, any shareholder who wishes to propose a nominee to the Board or propose any other business to be considered by the shareholders (other than a shareholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article II, Section 12 of our bylaws, which are on file with the SEC and may be obtained from Investor Relations upon request. These notice provisions require that nominations of persons for election to the Board and the proposal of business to be considered by the shareholders for the 2021 Annual Meeting must be received no earlier than November 2, 2020 and no later than December 2, 2020.

Householding of Proxy Materials
If you and other residents at your mailing address own common shares in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as “householding.” If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our annual report and Proxy Statement to your address. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm and your account number to:
Broadridge, Householding Department 51 Mercedes Way Edgewood, New York 11717
1-800-542-1061
The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if you did not receive an individual copy of this Proxy Statement or our annual report, we will send a copy to you if you address your written request to:
RLJ Lodging Trust Attention: Investor Relations 3 Bethesda Metro Center Suite 1000 Bethesda, Maryland 20814
1-301-280-7774
If you are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting Investor Relations in the same manner.

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ADDITIONAL INFORMATION

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDER TO BE HELD ON MAY 1, 2020
This Proxy Statement, our 2019 Annual Report to Shareholders and our Annual Report on Form 10-K for the year ended December 31, 2019 are available at http://www.rljlodgingtrust.com/meeting.html.
Additional copies of this Proxy Statement, our Annual Report to Shareholders or our Annual Report on Form 10-K for the year ended December 31, 2019 will be furnished to our shareholders upon written request to the Corporate Secretary at the mailing address for our executive offices set forth above. If requested by eligible shareholders, we will provide copies of exhibits to our Annual Report on Form 10-K for the year ended December 31, 2019 for a reasonable fee.

By Order of the Board of Trustees,
Anita Cooke Wells
Senior Vice President and Corporate Secretary
Bethesda, Maryland
April 1, 2020
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Shareowner ServicesP.O. Box 64945St. Paul, MN 55164-0945Address Change? Mark box, sign, and indicate changes below: TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.The Board of Trustees Unanimously Recommends a Vote “FOR ALL” the Listed Nominees and a Vote “FOR” Proposals 2 and 3. 1.The election of 9 Trustees, each for a term expiring at the 2021 annual meeting of shareholders:FORAGAINSTABSTAIN01Robert L. Johnson02Leslie D. Hale03Evan Bayh04Arthur R. Collins05Nathaniel A. Davis06Patricia L. Gibson07Robert M. La Forgia08Robert J. McCarthy09Glenda G. McNeal2.To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020; andFORAGAINSTABSTAIN3.To approve (on a non-binding basis) the compensation of our named executive officers.FORAGAINSTABSTAINTHIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.Date _____________________________________Signature(s) in BoxPlease sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, adminis-trators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

RLJ Lodging TrustANNUAL MEETING OF SHAREHOLDERSFriday, May 1, 202012:00 noon Eastern TimeBethesda Residence Inn7335 Wisconsin AvenueBethesda, MD 20814RLJ Lodging Trust3 Bethesda Metro CenterSuite 1000Bethesda, MD 20814proxyThis Proxy is solicited by the Board of Trustees for use at the Annual Meeting on May 1, 2020.The common shares you hold in your account will be voted as you specify on the reverse side.If no choice is specified, the Proxy will be voted “FOR ALL” all nominees listed in Proposal 1 and “FOR” Proposals 2 and 3.By signing the Proxy, you hereby revoke all prior proxies and appoint Robert L. Johnson, Leslie D. Hale, Frederick D. McKalip and Anita Cooke Wells, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.Vote by Internet, Telephone or Mail24 Hours a Day, 7 Days a WeekYour phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET/MOBILEPHONEMAILwww.proxypush.com/rlj1-866-883-3382 Mark, sign and date your ProxyUse the Internet to vote your ProxyUse a touch-tone telephone tocard and return it in the until 11:59 p.m. (CT) onvote your proxy until 11:59 p.m.postage-paid envelope provided.April 30, 2020.(CT) on April 30, 2020.If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.